SL GREEN
REALTY CORP.

THIRD QUARTER 2025 SUPPLEMENTAL DATA

September 30, 2025

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, debt investing, financing, development, redevelopment, construction and leasing.
As of September 30, 2025, the Company held interests in 53 buildings totaling 30.7 million square feet. This included ownership interests in 27.1 million square feet in Manhattan buildings and 2.7 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplemental reporting package that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), development trends of the real estate industry and the New York metropolitan area markets, occupancy, business strategies, expansion and growth of our operations and other similar matters, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this supplemental reporting package are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2025 that will be included on Form 10-Q to be filed on or before November 10, 2025.

Supplemental Information	2	Third Quarter 2025

TABLE OF CONTENTS

Definitions	4

Highlights	6

Key Financial Data	9	-	11

Office Leasing Statistics	12

Comparative Balance Sheets	13

Comparative Statements of Operations	15

Comparative Computation of FFO and FAD	16

Consolidated Statement of Equity	17

Joint Venture Statements	18	-	20

Selected Financial Data	21	-	24

Debt Summary Schedule	25	-	27

Derivative Summary Schedule	28

Lease Liability Schedule	29

Debt and Preferred Equity Investments	30	-	32

Selected Property Data
Property Portfolio	33	-	37
Largest Tenants	38
Tenant Diversification	39
Leasing Activity	40	-	41
Lease Expirations	42	-	44

Summary of Real Estate Acquisition/Disposition Activity	45	-	50

Non-GAAP Disclosures and Reconciliations	51

Analyst Coverage	54

Executive Management	55

Supplemental Information	3	Third Quarter 2025

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
ASP - Alternative strategy portfolio.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
CMBS Investments - Investments in commercial mortgage-backed securities.
Consolidated securitization vehicle - CMBS securitization trusts for which the terms of our investment and special servicing assignment give us the ability to direct the activities that could significantly impact the trust's economic performance
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition of a property.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge. The calculation of fixed charge coverage for purposes of our credit facility covenants is governed by the terms of the credit facility.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second generation tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s operating standards.
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Third Quarter 2025

DEFINITIONS

Same-Store Properties (Same-Store) - Properties in service and operating during both the current and prior year reporting periods. Same-Store excludes development and redevelopment properties that are not stabilized for both the current and prior year and excludes properties sold. Changes to Same-Store properties in 2025 are as follows:

Added to Same-Store in 2025:	Removed from Same-Store in 2025:
7 Dey Street	85 Fifth Avenue (disposed)
760 Madison Avenue - Retail
15 Beekman Street
245 Park Avenue
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and/or economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either wholly owned by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Third Quarter 2025

THIRD QUARTER 2025 HIGHLIGHTS Unaudited

NEW YORK, October 15, 2025 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net income attributable to common stockholders for the quarter ended September 30, 2025 of $24.9 million, or $0.34 per share, as compared to a net loss of $13.3 million, or $0.21 per share, for the same period in 2024.
The Company reported a net loss attributable to common stockholders for the nine months ended September 30, 2025 of $7.3 million, or $0.12 per share as compared to net loss of $2.3 million, or $0.06 per share for the same period in 2024.
The Company reported FFO for the quarter ended September 30, 2025 of $120.4 million or $1.58 per share, net of transaction costs of $13.1 million, or $0.17 per share, primarily related to the Company's pursuit of a gaming license. The Company reported FFO of $78.6 million, or $1.13 per share, or $87.6 million and $1.26 per share, net of $9.0 million, or $0.13 per share, of negative non-cash fair value adjustments on mark-to-market derivatives, for the same period in 2024.
The Company reported FFO for the nine months ended September 30, 2025 of $351.4 million or $4.60 per share, inclusive of $71.6 million, or $0.94 per share, of income, excluding interest income, related to the repayment of the commercial mortgage investment at 522 Fifth Avenue and $57.2 million, or $0.75 per share, of net gain on discounted debt extinguishment at 1552-1560 Broadway, and net of $14.5 million, or $0.19 per share, of investment reserves, transaction costs of $13.6 million, or $0.18 per share, and $3.9 million, or $0.05 per share, of negative non-cash fair value adjustments on mark-to-market derivatives.
The Company reported FFO of $437.9 million, or $6.30 per share, for the same period in 2024, inclusive of $190.1 million, or $2.74 per share, of gains on discounted debt extinguishments at 2 Herald Square, 280 Park Avenue, and 719 Seventh Avenue and net of negative $2.5 million, or $0.04 per share, of negative non-cash fair value adjustments on mark-to-market derivatives.
All per share amounts are presented on a diluted basis.

Operating and Leasing Activity
Same-store cash NOI, including the Company's share of same-store cash NOI from unconsolidated joint ventures, decreased by 4.2% for the third quarter of 2025, or 5.5% excluding lease termination income, as compared to the same period in 2024.
Same-store cash NOI, including the Company's share of same-store cash NOI from unconsolidated joint ventures, decreased by 0.8% for the nine months ended September 30, 2025, or 1.6% excluding lease termination income, as compared to the same period in 2024, due, in part, to lower percentage rent received by One Vanderbilt from SUMMIT due to the Ascent feature being temporarily taken out of service for maintenance. It is expected to be returned to service in the fourth quarter of 2025.
During the third quarter of 2025, the Company signed 52 office leases in its Manhattan office portfolio totaling 657,942 square feet. The average rent on the Manhattan office leases signed in the third quarter of 2025 was $92.81 per rentable square foot with an average lease term of 8.9 years and average tenant concessions of 9.1 months of free rent with a tenant improvement allowance of $99.09 per rentable square foot. Thirty-three leases comprising 319,256 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $90.65 per rentable square foot, representing a 2.7% decrease over the previous fully escalated rents on the same office spaces.
During the nine months ended September 30, 2025, the Company signed 143 office leases in its Manhattan office portfolio totaling 1,801,768 square feet. The average rent on the Manhattan office leases signed in 2025 was $88.91 per rentable square foot with an average lease term of 8.9 years and average tenant concessions of 8.5 months of free rent with a tenant improvement allowance of $91.89 per rentable square foot. Ninety-three leases comprising 989,633 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $89.25 per rentable square foot, representing a 1.1% decrease over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio was 92.4% as of September 30, 2025, inclusive of 361,924 square feet of leases signed but not yet commenced, as compared to 91.5% at the end of the previous quarter. The Company expects to increase Manhattan same-store office occupancy, inclusive of leases signed but not yet commenced, to 93.2% by December 31, 2025.

Supplemental Information	6	Third Quarter 2025

THIRD QUARTER 2025 HIGHLIGHTS Unaudited

Significant leasing activity in the third quarter and to date in the fourth quarter includes:
•New lease with Harvey AI Corporation for 96,781 square feet at One Madison Avenue;
•In October, a new expansion lease with a financial services company for 92,663 square feet at One Madison Avenue;
•New expansion lease with New York State Office of General Services for 66,106 square feet at 919 Third Avenue;
•New lease with Sigma Computing, Inc. for 64,077 square feet at One Madison Avenue;
•Early renewal with Teneo Holdings LLC for 46,551 square feet at 280 Park Avenue;
•New expansion lease with Sagard Holdings Management Corp for 40,516 square feet at 280 Park Avenue;
•New lease with Tempus AI, Inc. for 39,565 square feet at 11 Madison Avenue;
•Early renewal with Ares Management LLC for 36,316 square feet at 245 Park Avenue;
•New lease with Geico for 25,854 square feet at 1350 Avenue of the Americas.
Investment Activity
In October, the Company entered into a contract to purchase Park Avenue Tower, located at 65 East 55th Street, for $730.0 million. The acquisition will deliver sustainable cash flow and provide long-term value creation while further solidifying the Company’s commitment to being the leading owner of premier properties along Park Avenue. The transaction is expected to close in the first quarter of 2026, subject to customary closing conditions.
In September, the Company closed on the sale of a 5.0% interest in One Vanderbilt Avenue to Mori Building Co., Ltd, Japan's leading urban landscape developer. The sale follows Mori's acquisition of an 11.0% interest in the trophy office tower in November 2024. Both investments were completed at a gross asset valuation of $4.7 billion. After completion of the transaction, SLG maintains a 55.0% stake in One Vanderbilt Avenue. The transaction generated proceeds to the Company of $86.6 million.
In August, the Company entered into a contract to purchase 346 Madison Avenue and the adjacent site at 11 East 44th Street for $160.0 million, providing the Company the opportunity to pursue a world-class, ground-up new office development. The transaction is expected to close in the fourth quarter of 2025, subject to customary closing conditions.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity portfolio, excluding the Company's investment in the SLG Opportunistic Debt Fund, was $289.7 million at September 30, 2025. The portfolio had a weighted average current yield of 8.8% as of September 30, 2025, or 11.2% excluding the effect of $63.0 million of investments that are on non-accrual.
Financing Activity
In September, the Company, together with its joint venture partner, completed a $1.4 billion, five-year, fixed-rate refinancing of 11 Madison Avenue. The mortgage carries a stated coupon of 5.625%, which the Company hedged to an effective rate of 5.592% for its portion. The new mortgage replaces the previous $1.4 billion of debt on the property, which was comprised of a $1.075 billion senior mortgage and two mezzanine loans totaling $325.0 million.
In September, the Company closed on a modification and extension of the mortgage on 100 Church Street. The modification included a paydown of the principal balance by $5.0 million to $365.0 million and extended the maturity date to June 2028, inclusive of extension options. The interest rate was maintained at 5.887% through June 2027, after which the interest rate is fixed at 4.982% through final maturity.
In September, an affiliate of the Company and a joint venture partner extinguished the debt encumbering 1552-1560 Broadway, which had a total debt claim of $219.5 million, inclusive of $26.4 million of accrued and unpaid interest, for $63.0 million, which resulted in the Company recording a net gain on discounted debt extinguishment of $57.2 million in the third quarter of 2025.
Special Servicing and Asset Management Activity
The Company's special servicing business increased by $1.6 billion in active assignments, which now totals $7.7 billion, with an additional $9.9 billion for which the Company has been designated as special servicer on assets that are not currently in active special servicing.

Supplemental Information	7	Third Quarter 2025

THIRD QUARTER 2025 HIGHLIGHTS Unaudited

Institutional Investor Conference
The Company will host its Annual Institutional Investor Conference on Friday, December 5, 2025 beginning at 10:00 AM ET. The event will be held in-person, by invitation only. The presentation will be available online via audio webcast, in listen only mode, and the accompanying presentation materials can be accessed in the Investors section of the SL Green Realty Corp. website at www.slgreen.com on the day of the conference. An audio replay of the presentation will be available in the Investors section of the SL Green Realty Corp. website following the conference.
For more information about the event, please email SLG2025@slgreen.com.
Dividends
In the third quarter of 2025, the Company declared:
•Three monthly ordinary dividends on its outstanding common stock of $0.2575 per share, which were paid in cash on August 15, September 15 and October 15, 2025;
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period July 15, 2025 through and including October 14, 2025, which was paid in cash on October 15, 2025, and is the equivalent of an annualized dividend of $1.625 per share.

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, October 16, 2025, at 2:00 p.m. ET to discuss the financial results.
Supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register-conf.media-server.com/register/BI14747a2af004467d82df7aef9d331f21.

Supplemental Information	8	Third Quarter 2025

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024

Earnings Per Share
Net income (loss) available to common stockholders (EPS) - diluted	$0.34	$(0.16)	$(0.30)	$0.13	$(0.21)
Funds from operations (FFO) available to common stockholders - diluted	$1.58	$1.63	$1.40	$1.81	$1.13

Common Share Price & Dividends
Closing price at the end of the period	$59.81	$61.90	$57.70	$67.92	$69.61
Closing high price during period	$65.67	$65.94	$68.38	$81.13	$72.21
Closing low price during period	$52.04	$47.90	$55.58	$66.24	$54.99
Annual dividend per common share	$3.09	$3.09	$3.09	$3.09	$3.00

FFO dividend payout ratio (trailing 12 months)	47.9%	51.1%	47.4%	37.3%	43.6%
Funds available for distribution (FAD) dividend payout ratio (trailing 12 months)	92.1%	95.0%	75.6%	52.3%	53.1%

Common Shares & Units
Common shares outstanding	71,028	71,025	71,016	71,097	65,235
Units outstanding	4,850	4,853	5,010	4,510	4,474
Total common shares and units outstanding	75,878	75,878	76,026	75,607	69,709

Weighted average common shares and units outstanding - basic	74,318	74,455	74,527	70,654	67,999
Weighted average common shares and units outstanding - diluted	76,428	76,278	76,333	72,915	69,733

Market Capitalization
Market value of common equity	$4,538,263	$4,696,848	$4,386,700	$5,135,227	$4,852,443
Liquidation value of preferred equity/units and redeemable equity	424,393	425,141	426,016	426,064	396,730
Consolidated debt	4,028,382	3,753,402	3,876,727	3,621,024	3,833,798
Consolidated market capitalization	$8,991,038	$8,875,391	$8,689,443	$9,182,315	$9,082,971
SLG share of unconsolidated JV debt	5,805,174	6,043,432	6,033,918	6,027,862	6,876,416
Market capitalization including SLG share of unconsolidated JVs	$14,796,212	$14,918,823	$14,723,361	$15,210,177	$15,959,387

Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.86x	1.85x	1.83x	1.91x	1.73x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.69x	1.67x	1.66x	1.74x	1.58x

Supplemental Information	9	Third Quarter 2025

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024

Selected Balance Sheet Data
Real estate assets before depreciation	$7,135,236	$6,731,336	$6,678,906	$6,607,741	$6,289,894
Debt and preferred equity investments	171,412	315,684	318,189	303,726	293,924
Investments in unconsolidated joint ventures	2,627,443	2,701,382	2,712,582	2,690,138	2,871,683
Debt fund investments	73,402	41,356	—	—	—
Cash and cash equivalents	187,039	182,912	180,133	184,294	188,216
Investment in marketable securities	16,099	17,151	12,295	22,812	16,522

Total assets	11,144,137	11,252,329	11,410,623	10,470,099	10,216,072

Consolidated fixed rate & hedged debt	3,603,866	3,367,249	3,367,361	3,257,474	3,287,898
Consolidated variable rate debt	424,516	386,153	509,366	363,550	485,000
Consolidated ASP debt	—	—	—	—	60,900
Total consolidated debt	4,028,382	3,753,402	3,876,727	3,621,024	3,833,798
Deferred financing costs, net of amortization	(13,632)	(13,788)	(15,275)	(14,242)	(12,903)
Total consolidated debt, net	4,014,750	3,739,614	3,861,452	3,606,782	3,820,895

Total liabilities	6,742,640	6,889,934	6,972,478	5,915,143	6,135,743

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	8,930,609	8,836,884	8,827,482	8,711,539	8,975,687
Variable rate debt, including SLG share of unconsolidated JV debt (1)	424,516	386,153	509,366	363,550	732,761
ASP debt, including SLG share of unconsolidated ASP JV debt	478,431	573,797	573,797	573,797	1,001,766
Total debt, including SLG share of unconsolidated JV debt	$9,833,556	$9,796,834	$9,910,645	$9,648,886	$10,710,214

(1) Does not reflect floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	10	Third Quarter 2025

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Selected Operating Data
Property operating revenues	$168,536	$165,237	$163,019	$156,930	$156,933
Property operating expenses	(101,406)	(94,960)	(99,385)	(89,129)	(86,701)
Property NOI	$67,130	$70,277	$63,634	$67,801	$70,232
SLG share of unconsolidated JV Property NOI	124,776	119,115	113,876	118,072	122,936
Property NOI, including SLG share of unconsolidated JV Property NOI	$191,906	$189,392	$177,510	$185,873	$193,168
SUMMIT Operator revenue	32,883	31,007	22,534	38,571	36,437
Investment income, including SLG share of unconsolidated JV	8,319	11,398	21,032	10,463	10,089
Income (loss) from debt fund investments, net	1,176	600	—	—	—
Interest income from real estate loans held by consolidated securitization vehicles, net	—	32	2,009	2,905	1,441
Other income, including SLG share of unconsolidated JV	33,471	22,977	23,518	31,805	26,894
Gain on early extinguishment of debt, including SLG share of unconsolidated JV	57,187	—	—	25,985	—
SUMMIT Operator expenses	(35,959)	(24,847)	(21,764)	(28,792)	(37,901)
Loan loss and other investment reserves, net of recoveries	—	46,287	25,039	—	—
Transaction costs, including SLG share of unconsolidated JVs	(13,524)	(177)	(295)	(138)	(171)
Marketing general & administrative expenses	(23,701)	(21,579)	(21,724)	(22,827)	(21,015)
Income taxes	137	1,296	653	2,324	1,406
EBITDAre	$251,895	$256,386	$228,512	$246,169	$210,348

Manhattan Properties
Property operating revenues	$164,342	$160,095	$158,037	$151,614	$151,886
Property operating expenses	88,987	82,287	87,410	77,371	73,841
Property NOI	$75,355	$77,808	$70,627	$74,243	$78,045

Other income - consolidated	$1,665	$2,013	$5,551	$4,157	$2,967

SLG share of property NOI from unconsolidated JVs	$124,737	$118,869	$113,627	$117,958	$123,401

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	16	16	16	15	14
Unconsolidated office buildings in service	10	10	9	9	10
	26	26	25	24	24

Consolidated office buildings in service - square footage	9,788,852	9,788,852	9,788,852	9,587,441	8,753,441
Unconsolidated office buildings in service - square footage	13,560,633	13,560,633	12,175,149	12,175,149	13,009,149
	23,349,485	23,349,485	21,964,001	21,762,590	21,762,590

Supplemental Information	11	Third Quarter 2025

OFFICE LEASING STATISTICS Manhattan Operating Properties

	As of or for the three months ended
	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024

Signed Leasing

Same-Store office occupancy inclusive of leases signed not yet commenced	92.4%	91.5%	91.9%	92.5%	89.9%

New leases signed	34	29	35	38	24
Renewal leases signed	18	17	10	10	18
Total office leases signed	52	46	45	48	42

Signed office square footage filling vacancy	338,686	232,475	240,974	663,370	197,617
Signed office square footage on previously occupied space (M-T-M leasing) (1)	319,256	309,246	361,131	1,126,626	566,138
Total office square footage signed	657,942	541,721	602,105	1,789,996	763,755

Average starting cash rent psf - office leases signed	$90.65	$95.93	$82.29	$76.24	$107.13
Previous escalated cash rent psf - office leases signed (2)	$93.13	$93.65	$84.89	$69.97	$96.69
Increase (decrease) in new cash rent over previously escalated cash rent (1) (2)	(2.7)%	2.4%	(3.1)%	9.0%	10.8%
Average lease term	8.9	7.8	9.8	10.6	11.4
Tenant concession packages psf	$99.09	$78.81	$94.35	$116.36	$114.90
Free rent months	9.1	6.3	9.4	12.5	12.2

Commenced Leasing

Same-Store office occupancy based on commenced leases	90.9%	89.2%	88.6%	88.0%	87.7%

New leases commenced	33	34	27	24	29
Renewal leases commenced	18	16	9	10	17
Total office leases commenced	51	50	36	34	46

Commenced office square footage filling vacancy	390,460	372,611	388,305	133,978	179,200
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	384,800	334,144	283,236	1,015,833	540,288
Total office square footage commenced	775,260	706,755	671,541	1,149,811	719,488

Average starting cash rent psf - office leases commenced	$95.42	$79.27	$84.80	$80.72	$106.76
Previous escalated cash rent psf - office leases commenced (2)	$90.77	$88.68	$88.34	$71.18	$95.44
Increase (decrease) in new cash rent over previously escalated cash rent (1) (2)	5.1%	(10.6)%	(4.0)%	13.4%	11.9%
Average lease term	10.5	10.1	9.1	10.5	10.5
Tenant concession packages psf	$108.39	$111.53	$109.37	$102.30	$103.37
Free rent months	9.1	11.4	9.5	11.8	11.5

(1) Calculated on space that was occupied within the previous 12 months.
(2) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	12	Third Quarter 2025

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,627,895	$1,448,504	$1,450,892	$1,357,041	$1,134,432
Building and improvements	4,082,434	3,867,078	3,828,638	3,862,224	3,781,403
Building leasehold and improvements	1,424,907	1,415,754	1,399,376	1,388,476	1,374,059
	7,135,236	6,731,336	6,678,906	6,607,741	6,289,894
Less: accumulated depreciation	(2,266,042)	(2,220,242)	(2,174,667)	(2,126,081)	(2,084,755)
Net real estate	4,869,194	4,511,094	4,504,239	4,481,660	4,205,139

Other real estate investments:
Debt and preferred equity investments, net (1)	171,412	315,684	318,189	303,726	293,924
Investment in unconsolidated joint ventures	2,627,443	2,701,382	2,712,582	2,690,138	2,871,683
Debt fund investments	73,402	41,356	—	—	—

Cash and cash equivalents	187,039	182,912	180,133	184,294	188,216
Restricted cash	170,004	159,905	156,895	147,344	126,909
Investment in marketable securities	16,099	17,151	12,295	22,812	16,522
Tenant and other receivables	136,787	44,444	48,074	44,055	53,628
Related party receivables	15,287	12,030	18,630	26,865	13,077
Deferred rents receivable	268,770	267,046	264,982	266,428	266,606
Deferred costs, net	117,054	117,964	114,317	117,132	105,646
Right-of-use assets - operating leases	869,929	875,379	860,449	865,639	870,782
Real estate loans held by consolidated securitization vehicles	1,013,273	1,431,362	1,599,291	709,095	713,218
Other assets	608,444	574,620	620,547	610,911	490,722

Total Assets	$11,144,137	$11,252,329	$11,410,623	$10,470,099	$10,216,072

(1) This balance excludes a $118.3 million preferred equity investment included in the Investment in unconsolidated joint ventures line item.

Supplemental Information	13	Third Quarter 2025

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Liabilities
Mortgages and other loans payable	$2,288,382	$2,043,402	$2,036,727	$1,951,024	$1,648,798
Unsecured term loans	1,150,000	1,150,000	1,150,000	1,150,000	1,250,000
Unsecured notes	100,000	100,000	100,000	100,000	100,000
Revolving credit facility	390,000	360,000	490,000	320,000	735,000
Deferred financing costs	(13,632)	(13,788)	(15,275)	(14,242)	(12,903)
Total debt, net of deferred financing costs	3,914,750	3,639,614	3,761,452	3,506,782	3,720,895
Accrued interest payable	17,803	16,066	18,473	16,527	22,825
Accounts payable and accrued expenses	140,232	130,656	123,256	122,674	125,377
Deferred revenue	164,132	158,111	166,240	164,887	154,700
Lease liability - financing leases	107,846	107,513	107,183	106,853	106,518
Lease liability - operating leases	809,665	814,088	806,669	810,989	815,238
Dividends and distributions payable	21,942	22,150	21,978	21,816	20,147
Security deposits	65,356	60,825	62,210	60,331	56,297
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Senior obligations of consolidated securitization vehicles	1,013,273	1,431,362	1,409,185	590,131	603,902
Other liabilities	387,641	409,549	395,832	414,153	409,844
Total Liabilities	6,742,640	6,889,934	6,972,478	5,915,143	6,135,743

Noncontrolling interests in Operating Partnership
(4,850 units outstanding at 9/30/2025)	280,873	287,151	288,702	288,941	293,593
Preferred units and redeemable equity	194,392	195,141	196,016	196,064	166,731

Equity
SL Green stockholders' equity:
Series I Preferred Stock	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 71,028
issued and outstanding at 9/30/2025	710	710	710	711	663
Additional paid–in capital	4,205,443	4,198,303	4,156,242	4,159,562	3,866,088
Treasury stock at cost	—	—	—	—	(128,655)
Accumulated other comprehensive earnings (loss)	(19,784)	(16,324)	(4,842)	18,196	(27,308)
Retained deficit	(634,653)	(613,117)	(537,585)	(449,101)	(376,435)
Total SL Green Realty Corp. stockholders' equity	3,773,648	3,791,504	3,836,457	3,951,300	3,556,285

Noncontrolling interests in other partnerships	152,584	88,599	116,970	118,651	63,720

Total Equity	3,926,232	3,880,103	3,953,427	4,069,951	3,620,005

Total Liabilities and Equity	$11,144,137	$11,252,329	$11,410,623	$10,470,099	$10,216,072

Supplemental Information	14	Third Quarter 2025

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2025	2024	2025	2025	2024
Revenues
Rental revenue, net	$149,672	$139,616	$147,535	$441,725	$403,382
Escalation and reimbursement revenues	18,864	17,317	17,702	55,067	45,687
SUMMIT Operator revenue	32,883	36,437	31,007	86,424	94,643
Investment income	4,356	5,344	6,339	26,809	18,938
Interest income from real estate loans held by consolidated securitization vehicles	10,838	4,771	21,049	47,868	4,771
Other income	28,204	26,206	18,284	68,686	72,972
Total Revenues	244,817	229,691	241,916	726,579	640,393

Gain on early extinguishment of debt	—	—	—	—	17,777

Expenses
Operating expenses (1)	57,673	49,507	51,105	164,840	139,448
Real estate taxes	37,627	30,831	37,750	112,594	94,495
Operating lease rent	6,106	6,363	6,105	18,317	19,136
SUMMIT Operator expenses	35,959	37,901	24,847	82,570	82,947
Loan loss and other investment reserves, net of recoveries	—	—	(46,287)	(71,326)	—
Transaction related costs	13,129	171	177	13,601	263
Marketing, general and administrative	23,701	21,015	21,579	67,004	62,360
Total Operating Expenses	174,195	145,788	95,276	387,600	398,649

Equity in net (loss) income from unconsolidated joint ventures (2)	(9,287)	(15,428)	(22,775)	(29,112)	100,057
Income from debt fund investments, net (3)	1,176	—	600	1,776	—

Operating Income	62,511	68,475	124,465	311,643	359,578

Interest expense, net of interest income	47,235	42,091	45,318	138,234	109,067
Amortization of deferred financing costs	1,724	1,669	1,742	5,153	4,885
SUMMIT Operator tax expense (benefit)	1,279	(1,779)	1,547	2,781	(1,219)
Interest expense on senior obligations of consolidated securitization vehicles	10,838	3,330	21,017	45,827	3,330
Depreciation and amortization	63,216	53,176	60,160	187,874	154,007
(Loss) Income from Continuing Operations (4)	(61,781)	(30,012)	(5,319)	(68,226)	89,508

Gain on sale of marketable securities	—	—	10,232	10,232	—
Equity in net gain (loss) on sale of interest in unconsolidated joint venture/real estate	86,872	371	(1,946)	84,926	19,006
Purchase price and other fair value adjustments	11,138	12,906	(9,617)	(8,090)	(36,321)
(Loss) gain on sale of real estate, net	(1,068)	7,471	(167)	(1,717)	4,730
Depreciable real estate reserves	—	—	—	(8,546)	(65,839)
Depreciable real estate reserves in unconsolidated joint venture	—	—	—	(1,780)	—
Net Income (Loss)	35,161	(9,264)	(6,817)	6,799	11,084

Net (income) loss attributable to noncontrolling interests	(4,395)	1,899	1,615	3,582	4,316
Preferred units distributions	(2,154)	(2,176)	(2,153)	(6,461)	(6,485)
Net Income (Loss) attributable to SL Green	28,612	(9,541)	(7,355)	3,920	8,915

Perpetual preferred stock dividends	(3,738)	(3,738)	(3,737)	(11,213)	(11,213)
Net Income (Loss) attributable to SL Green common stockholders	$24,874	$(13,279)	$(11,092)	$(7,293)	$(2,298)

Basic earnings (loss) per share	$0.35	$(0.21)	$(0.16)	$(0.12)	$(0.06)
Diluted earnings (loss) per share	$0.34	$(0.21)	$(0.16)	$(0.12)	$(0.06)

(1) Includes property operating expenses and expenses of SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.
(2) Excludes Depreciable real estate reserves in unconsolidated joint venture.
(3) Includes interest income and realized/unrealized gains/losses from fund investments, net of expenses. Excludes fees recognized by the GP, which are included in Other income.
(4) Before equity in net gain (loss), purchase price and other fair value adjustments, (loss) gain on sale and depreciable real estate reserves, and gain on sale of marketable securities shown below.

Supplemental Information	15	Third Quarter 2025

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2025	2024	2025	2025	2024
Funds from Operations
Net Income (Loss) attributable to SL Green common stockholders	$24,874	$(13,279)	$(11,092)	$(7,293)	$(2,298)

Depreciation and amortization	63,216	53,176	60,160	187,874	154,007
Joint ventures depreciation and noncontrolling interests adjustments	124,984	71,539	68,003	246,348	218,035
Net income (loss) attributable to noncontrolling interests	4,395	(1,899)	(1,615)	(3,582)	(4,316)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(86,872)	(371)	1,946	(84,926)	(19,006)
Purchase price and other fair value adjustments	(9,652)	(21,937)	8,399	5,291	33,765
Loss (gain) on sale of real estate, net	1,068	(7,471)	167	1,717	(4,730)
Depreciable real estate reserves	—	—	—	8,546	65,839
Depreciable real estate reserves in unconsolidated joint venture	—	—	—	1,780	—
Depreciation on non-rental real estate assets	(1,628)	(1,204)	(1,421)	(4,312)	(3,357)
Funds From Operations	$120,385	$78,554	$124,547	$351,443	$437,939

Funds From Operations - Basic per Share	$1.62	$1.16	$1.67	$4.72	$6.43

Funds From Operations - Diluted per Share	$1.58	$1.13	$1.63	$4.60	$6.30

Funds Available for Distribution
FFO	$120,385	$78,554	$124,547	$351,443	$437,939

Non real estate depreciation and amortization	1,628	1,204	1,421	4,312	3,357
Amortization of deferred financing costs	1,724	1,669	1,742	5,153	4,885
Non-cash deferred compensation	10,927	9,392	10,518	31,982	29,626
FAD adjustment for joint ventures	(27,723)	(13,960)	(25,310)	(78,906)	(40,507)
Straight-line rental income and other non-cash adjustments	50	1,094	(402)	2,855	530
Non-cash fair value adjustments on mark-to-market derivatives	(369)	9,030	1,218	3,917	2,555
Second cycle tenant improvements	(21,318)	(17,401)	(33,736)	(72,912)	(50,185)
Second cycle leasing commissions	(3,835)	(4,292)	(8,551)	(16,632)	(11,570)
Recurring CAPEX	(5,980)	(5,157)	(7,914)	(18,661)	(12,321)
Reported Funds Available for Distribution	$75,489	$60,133	$63,533	$212,551	$364,309

First cycle tenant improvements	$467	$439	$758	$1,289	$2,028
First cycle leasing commissions	$552	$11	$806	$1,486	$51
Development costs	$6,631	$10,742	$8,830	$26,099	$39,861
Redevelopment costs	$8,475	$1,165	$5,123	$16,308	$5,689
Capitalized interest	$6,842	$9,493	$6,636	$19,948	$41,226

Supplemental Information	16	Third Quarter 2025

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Deficit	Interests	Loss	Total

Balance at December 31, 2024	$221,932	$711	$4,159,562	$—	$(449,101)	$118,651	$18,196	$4,069,951

Net income					3,920	(3,079)		841
Acquisition of subsidiary interest from noncontrolling interest			36,023			(51,654)		(15,631)
Other comprehensive loss - net unrealized loss on derivative instruments							(28,236)	(28,236)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(10,763)	(10,763)
Other comprehensive income - net unrealized gain on marketable securities							1,019	1,019
Perpetual preferred stock dividends					(11,213)			(11,213)
DRSPP proceeds		—	189					189
Measurement adjustment for redeemable noncontrolling interest					(14,814)			(14,814)
Deferred compensation plan and stock awards, net of forfeitures and tax withholdings		(1)	10,584			698		11,281
Proceeds from issuance of common stock		—	(871)					(871)
Repurchases of common stock		—	(44)	—	—			(44)
Contributions to consolidated joint venture interests						4,686		4,686
Contributions to debt fund investments						85,100		85,100
Cash distributions to noncontrolling interests						(1,818)		(1,818)
Distributions from debt fund investments								—
Cash distributions declared ($2.32 per common share, none of which represented a return of capital for federal income tax purposes)					(163,445)			(163,445)

Balance at September 30, 2025	$221,932	$710	$4,205,443	$—	$(634,653)	$152,584	$(19,784)	$3,926,232

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Contingently Issuable Shares	Diluted Shares

Share Count at December 31, 2024	71,096,743	4,509,953	—	—	75,606,696

YTD share activity	(68,577)	339,818	—	—	271,241
Share Count at September 30, 2025	71,028,166	4,849,771	—	—	75,877,937

Weighted Average Share Count at September 30, 2025 - Basic	70,434,395	3,998,155	—	—	74,432,550

Dilution	—	—	1,484,797	523,026	2,007,823
Weighted Average Share Count at September 30, 2025 - Diluted	70,434,395	3,998,155	1,484,797	523,026	76,440,373

Supplemental Information	17	Third Quarter 2025

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	September 30, 2025		June 30, 2025		March 31, 2025

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,137,556	$1,978,678	$4,137,556	$2,006,502	$4,146,384	$2,009,704
Building and improvements	13,535,671	6,423,255	13,448,889	6,515,711	13,399,570	6,495,268
Building leasehold and improvements	281,413	187,793	279,168	185,660	276,725	183,339
	17,954,640	8,589,726	17,865,613	8,707,873	17,822,679	8,688,311
Less: accumulated depreciation	(2,702,777)	(1,394,565)	(2,608,565)	(1,363,418)	(2,517,805)	(1,316,797)
Net real estate	15,251,863	7,195,161	15,257,048	7,344,455	15,304,874	7,371,514

Other real estate investments:
Debt and preferred equity investments, net	239,441	119,718	231,514	210,509	241,921	219,979

Cash and cash equivalents	246,097	94,571	267,706	111,927	290,158	129,516
Restricted cash	355,651	185,257	301,336	161,109	343,567	180,467
Tenant and other receivables	39,889	26,184	32,304	19,556	16,238	9,186
Deferred rents receivable	695,615	351,082	670,118	351,307	636,171	338,392
Deferred costs, net	394,218	191,250	381,669	192,193	390,069	196,208
Right-of-use assets - financing leases	744,203	520,033	723,370	510,202	725,760	511,774
Right-of-use assets - operating leases	83,979	44,378	184,213	94,644	187,879	96,626
Other assets	1,217,177	561,239	1,257,290	583,482	1,293,982	601,318

Total Assets	$19,268,133	$9,288,873	$19,306,568	$9,579,384	$19,430,619	$9,654,980

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $102,961 at 9/30/2025, of which $51,791 is SLG share	$12,145,070	$5,753,383	$12,318,975	$5,999,785	$12,270,945	$5,987,821
Accrued interest payable	57,281	22,642	79,380	35,216	71,044	31,899
Accounts payable and accrued expenses	246,095	131,572	227,238	125,167	238,923	127,943
Deferred revenue	879,137	398,071	897,575	404,613	945,454	428,079
Lease liability - financing leases	813,101	556,224	789,989	545,622	790,165	546,404
Lease liability - operating leases	97,060	49,779	211,493	107,066	214,681	108,729
Security deposits	45,429	19,903	42,441	18,995	43,134	19,681
Other liabilities	85,956	44,399	73,527	39,974	80,937	43,762
Equity	4,899,004	2,312,900	4,665,950	2,302,946	4,775,336	2,360,662

Total Liabilities and Equity	$19,268,133	$9,288,873	$19,306,568	$9,579,384	$19,430,619	$9,654,980

Supplemental Information	18	Third Quarter 2025

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended
	September 30, 2025		September 30, 2024		June 30, 2025

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$324,877	$167,923	$308,567	$162,987	$308,376	$158,320
Escalation and reimbursement revenues	61,497	33,662	61,545	35,753	58,677	31,960
Investment income	7,927	3,963	4,904	4,745	5,563	5,059
Other income	11,335	5,267	1,933	688	9,560	4,693
Total Revenues	405,636	210,815	376,949	204,173	382,176	200,032

Gain on early extinguishment of debt	129,068	57,187	—	—	—	—

Expenses
Operating expenses	71,447	37,360	67,104	35,732	63,197	32,693
Real estate taxes	71,117	37,794	73,686	38,119	71,658	36,816
Operating lease rent	(3,065)	1,655	8,487	1,953	5,942	1,656
Loan loss and other investment reserves, net of recoveries	—	—	—	—	15,980	14,531
Transaction related costs	695	395	—	—	—	—
Total Operating Expenses	140,194	77,204	149,277	75,804	156,777	85,696

Operating Income	394,510	190,798	227,672	128,369	225,399	114,336

Interest expense, net of interest income	111,539	67,628	141,067	67,670	130,336	64,290
Amortization of deferred financing costs	6,693	3,558	4,487	2,413	5,878	3,107
Depreciation and amortization	128,565	66,616	137,640	67,954	125,535	65,153
Net Income (Loss)	147,713	52,996	(55,522)	(9,668)	(36,350)	(18,214)

Real estate depreciation	128,564	66,615	137,639	67,953	125,534	65,153
FFO Contribution	$276,277	$119,611	$82,117	$58,285	$89,184	$46,939

FAD Adjustments:
Non real estate depreciation and amortization	$1	$1	$1	$1	$1	$—
Amortization of deferred financing costs	6,693	3,558	4,487	2,413	5,878	3,107
Straight-line rental income and other non-cash adjustments	(42,118)	(20,609)	(20,159)	(11,043)	(48,487)	(24,333)
Second cycle tenant improvements	(7,420)	(3,795)	(4,891)	(2,695)	(6,058)	(3,164)
Second cycle leasing commissions	(9,281)	(4,943)	(5,487)	(2,763)	(159)	(399)
Revenue enhancing recurring CAPEX	—	—	(18)	(9)	—	—
Non-revenue enhancing recurring CAPEX	(3,480)	(1,935)	(174)	136	(247)	(521)
Total FAD Adjustments	$(55,605)	$(27,723)	$(26,241)	$(13,960)	$(49,072)	$(25,310)

First cycle tenant improvements	$18,111	$9,038	$2,669	$1,104	$6,751	$3,310
First cycle leasing commissions	$5,278	$2,270	$37,231	$18,388	$713	$224
Development costs	$28,630	$7,841	$28,703	$8,767	$23,235	$6,941
Redevelopment costs	$17,953	$8,858	$14,297	$6,180	$20,263	$9,787
Capitalized interest	$18,773	$9,031	$44,290	$15,003	$22,623	$9,830

Supplemental Information	19	Third Quarter 2025

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Nine Months Ended
	September 30, 2025		September 30, 2024

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$934,376	$479,448	$911,667	$477,829
Escalation and reimbursement revenues	183,112	99,481	178,217	101,233
Investment income	18,899	13,940	6,828	6,465
Other income	23,351	11,280	10,583	6,161
Total Revenues	1,159,738	604,149	1,107,295	591,688

Gain on early extinguishment of debt	129,068	57,187	233,704	172,369

Expenses
Operating expenses	202,659	104,867	192,587	101,253
Real estate taxes	214,279	111,328	222,797	114,611
Operating lease rent	9,458	4,967	25,990	6,015
Loan loss and other investment reserves, net of recoveries	15,980	14,531	—	—
Transaction related costs	695	395	—	—
Total Operating Expenses	443,071	236,088	441,374	221,879

Operating Income	845,735	425,248	899,625	542,178

Interest expense, net of interest income	370,771	194,883	433,117	209,753
Amortization of deferred financing costs	18,590	9,856	14,718	7,875
Depreciation and amortization	375,405	194,844	407,429	208,052
Net Income	80,969	25,665	44,361	116,498

Real estate depreciation	375,402	194,842	407,419	208,045
FFO Contribution	$456,371	$220,507	$451,780	$324,543

FAD Adjustments:
Non real estate depreciation and amortization	$3	$2	$10	$7
Amortization of deferred financing costs	18,590	9,856	14,718	7,875
Straight-line rental income and other non-cash adjustments	(136,357)	(67,868)	(48,448)	(32,307)
Second cycle tenant improvements	(19,826)	(10,185)	(16,564)	(8,960)
Second cycle leasing commissions	(14,506)	(7,948)	(11,824)	(6,176)
Revenue enhancing recurring CAPEX	—	—	(114)	(59)
Non-revenue enhancing recurring CAPEX	(4,136)	(2,763)	(2,148)	(887)
Total FAD Adjustments	$(156,232)	$(78,906)	$(64,370)	$(40,507)

First cycle tenant improvements	$28,560	$14,130	$10,173	$3,391
First cycle leasing commissions	$6,802	$2,713	$39,015	$18,901
Development costs	$62,870	$18,040	$116,877	$35,684
Redevelopment costs	$52,835	$25,747	$38,601	$14,298
Capitalized interest	$60,960	$28,291	$119,807	$43,268

Supplemental Information	20	Third Quarter 2025

SELECTED FINANCIAL DATA Net Operating Income(1) Unaudited (Dollars in Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2025	2024	2025	2025	2024

Net Operating Income (1)	$79,765	$88,718	$79,637	$231,415	$234,468
SLG share of NOI from unconsolidated JVs	129,798	122,317	118,743	363,159	353,382
NOI, including SLG share of unconsolidated JVs	209,563	211,035	198,380	594,574	587,850
Partners' share of NOI - consolidated JVs	(47)	(1,970)	2	(1,709)	(4,167)
NOI - SLG share	$209,516	$209,065	$198,382	$592,865	$583,683

NOI, including SLG share of unconsolidated JVs	$209,563	$211,035	$198,380	$594,574	$587,850
Free rent (net of amortization)	(3,660)	932	(7,530)	(16,819)	(2,966)
Straight-line revenue adjustment	(10,455)	(7,008)	(11,482)	(30,250)	(17,141)
Amortization of acquired above and below-market leases, net	(5,702)	(4,680)	(5,676)	(16,818)	(16,487)
Operating lease straight-line adjustment	597	823	542	1,666	2,713
Straight-line tenant credit loss	36	157	(56)	(458)	6,632
Cash NOI, including SLG share of unconsolidated JVs	190,379	201,259	174,178	531,895	560,601
Partners' share of cash NOI - consolidated JVs	6	(2,190)	2	(1,206)	(4,663)
Cash NOI - SLG share	$190,385	$199,069	$174,180	$530,689	$555,938

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended		Nine Months Ended
	September 30, 2025		September 30, 2025
	NOI	Cash NOI	NOI	Cash NOI

Manhattan Office	$176,949	$159,411	$516,759	$459,179
Development / Redevelopment	992	1,379	2,410	4,807
High Street Retail	5,502	4,506	16,509	13,522
Suburban & Residential	4,186	3,809	13,304	12,671
Total Operating and Development	187,629	169,105	548,982	490,179
Alternative Strategy Portfolio	17,512	16,678	39,221	35,167
Property Dispositions (2)	(22)	(22)	531	531
Other (3)	4,397	4,624	4,131	4,812
Total	$209,516	$190,385	$592,865	$530,689

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	21	Third Quarter 2025

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2025	2024	%	2025	2025	2024	%
Revenues
Rental revenue, net	$140,565	$142,720		$140,429	$420,491	$419,800
Escalation & reimbursement revenues	18,047	18,361		17,030	52,883	48,486
Other income	657	2,090		1,004	6,303	4,967
Total Revenues	$159,269	$163,171		$158,463	$479,677	$473,253

Expenses
Operating expenses	$45,727	$43,474		$39,946	$131,233	$123,986
Real estate taxes	35,138	33,729		36,009	107,159	103,646
Operating lease rent	6,106	6,106		6,106	18,317	18,317
Total Operating Expenses	$86,971	$83,309		$82,061	$256,709	$245,949

Operating Income	$72,298	$79,862		$76,402	$222,968	$227,304

Interest expense & amortization of financing costs	$30,287	$29,301		$29,083	$88,233	$87,688
Depreciation & amortization	54,966	51,940		53,671	164,631	153,401

Loss before noncontrolling interest	$(12,955)	$(1,379)		$(6,352)	$(29,896)	$(13,785)
Real estate depreciation & amortization	54,966	51,940		53,671	164,631	153,401
FFO Contribution	$42,011	$50,561		$47,319	$134,735	$139,616

Non–building revenue	(350)	(675)		(589)	(1,197)	(1,047)

Interest expense & amortization of financing costs	30,287	29,301		29,083	88,233	87,688
Non-real estate depreciation	—	—		—	—	—
NOI	$71,948	$79,187	(9.1)%	$75,813	$221,771	$226,257	(2.0)%

Cash Adjustments
Free rent (net of amortization)	$(2,263)	$(1,312)		$(1,887)	$(5,982)	$(7,445)
Straight-line revenue adjustment	1,482	1,340		1,264	6,817	4,737
Amortization of acquired above and below-market leases, net	1,508	834		1,422	4,477	1,748
Operating lease straight-line adjustment	204	204		204	611	611
Straight-line tenant credit loss	3	122		(104)	(2,051)	1,650
Cash NOI	$72,882	$80,375	(9.3)%	$76,712	$225,643	$227,558	(0.8)%

Lease termination income	(274)	(1,369)		(395)	(5,024)	(3,831)
Cash NOI excluding lease termination income	$72,608	$79,006	(8.1)%	$76,317	$220,619	$223,727	(1.4)%

Operating Margins
NOI to real estate revenue, net	45.3%	48.7%		48.0%	46.3%	47.9%
Cash NOI to real estate revenue, net	45.9%	49.5%		48.6%	47.2%	48.2%

NOI before operating lease rent/real estate revenue, net	49.1%	52.5%		51.9%	50.2%	51.8%
Cash NOI before operating lease rent/real estate revenue, net	49.6%	53.1%		52.3%	50.9%	51.9%

Supplemental Information	22	Third Quarter 2025

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2025	2024	%	2025	2025	2024	%
Revenues
Rental revenue, net	$137,990	$132,128		$130,244	$395,383	$379,490
Escalation & reimbursement revenues	31,343	31,483		29,801	92,478	87,467
Other income	3,557	145		2,509	6,328	3,439
Total Revenues	$172,890	$163,756		$162,554	$494,189	$470,396

Expenses
Operating expenses	$32,902	$30,541		$29,329	$93,690	$86,000
Real estate taxes	34,156	33,024		33,556	101,273	98,075
Operating lease rent	108	108		108	325	325
Total Operating Expenses	$67,166	$63,673		$62,993	$195,288	$184,400

Operating Income	$105,724	$100,083		$99,561	$298,901	$285,996

Interest expense & amortization of financing costs	$58,830	$56,121		$56,140	$170,817	$172,729
Depreciation & amortization	56,358	55,589		55,449	166,430	168,378

Loss before noncontrolling interest	$(9,464)	$(11,627)		$(12,028)	$(38,346)	$(55,111)
Real estate depreciation & amortization	56,358	55,589		55,449	166,430	168,372
FFO Contribution	$46,894	$43,962		$43,421	$128,084	$113,261

Non–building revenue	(357)	(231)		(300)	(894)	(804)

Interest expense & amortization of financing costs	58,830	56,121		56,140	170,817	172,729
Non-real estate depreciation	—	—		—	—	6
NOI	$105,367	$99,852	5.5%	$99,261	$298,007	$285,192	4.5%

Cash Adjustments
Free rent (net of amortization)	$3,051	$1,946		$1,768	$9,115	$3,430
Straight-line revenue adjustment	(10,238)	(5,041)		(10,544)	(29,801)	(11,699)
Amortization of acquired above and below-market leases, net	(6,595)	(5,440)		(6,516)	(19,505)	(18,012)
Operating lease straight-line adjustment	—	—		—	—	—
Straight-line tenant credit loss	—	10		—	(395)	268
Cash NOI	$91,585	$91,327	0.3%	$83,969	$257,421	$259,179	(0.7)%

Lease termination income	(3,199)	87		(2,204)	(5,426)	(2,630)
Cash NOI excluding lease termination income	$88,386	$91,414	(3.3)%	$81,765	$251,995	$256,549	(1.8)%

Operating Margins
NOI to real estate revenue, net	61.1%	61.1%		61.2%	60.4%	60.7%
Cash NOI to real estate revenue, net	53.1%	55.8%		51.8%	52.2%	55.2%

NOI before operating lease rent/real estate revenue, net	61.1%	61.1%		61.2%	60.5%	60.8%
Cash NOI before operating lease rent/real estate revenue, net	53.1%	55.9%		51.8%	52.2%	55.3%

Supplemental Information	23	Third Quarter 2025

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2025	2024	%	2025	2025	2024	%
Revenues
Rental revenue, net	$140,565	$142,720		$140,429	$420,491	$419,800
Escalation & reimbursement revenues	18,047	18,361		17,030	52,883	48,486
Other income	657	2,090		1,004	6,303	4,967
Total Revenues	$159,269	$163,171		$158,463	$479,677	$473,253

Equity in net income (loss) from unconsolidated joint ventures (1)	$(9,464)	$(11,627)		$(12,028)	$(38,346)	$(55,111)
Expenses
Operating expenses	$45,727	$43,474		$39,946	$131,233	$123,986
Real estate taxes	35,138	33,729		36,009	107,159	103,646
Operating lease rent	6,106	6,106		6,106	18,317	18,317
Total Operating Expenses	$86,971	$83,309		$82,061	$256,709	$245,949

Operating Income	$62,834	$68,235		$64,374	$184,622	$172,193

Interest expense & amortization of financing costs	$30,287	$29,301		$29,083	$88,233	$87,688
Depreciation & amortization	54,966	51,940		53,671	164,631	153,401

Loss before noncontrolling interest	$(22,419)	$(13,006)		$(18,380)	$(68,242)	$(68,896)
Real estate depreciation & amortization	54,966	51,940		53,671	164,631	153,401
Joint Ventures Real estate depreciation & amortization (1)	56,358	55,589		55,449	166,430	168,372
FFO Contribution	$88,905	$94,523		$90,740	$262,819	$252,877

Non–building revenue	(350)	(675)		(589)	(1,197)	(1,047)
Joint Ventures Non–building revenue (1)	(357)	(231)		(300)	(894)	(804)

Interest expense & amortization of financing costs	30,287	29,301		29,083	88,233	87,688
Joint Ventures Interest expense & amortization of financing costs (1)	58,830	56,121		56,140	170,817	172,729
Non-real estate depreciation	—	—		—	—	—
Joint Ventures Non-real estate depreciation (1)	—	—		—	—	6
NOI	$177,315	$179,039	(1.0)%	$175,074	$519,778	$511,449	1.6%

Cash Adjustments
Non-cash adjustments	$934	$1,188		$899	$3,872	$1,301
Joint Ventures non-cash adjustments (1)	(13,782)	(8,525)		(15,292)	(40,586)	(26,013)
Cash NOI	$164,467	$171,702	(4.2)%	$160,681	$483,064	$486,737	(0.8)%

Lease termination income	$(274)	$(1,369)		$(395)	$(5,024)	$(3,831)
Joint Ventures lease termination income (1)	(3,199)	87		(2,204)	(5,426)	(2,630)
Cash NOI excluding lease termination income	$160,994	$170,420	(5.5)%	$158,082	$472,614	$480,276	(1.6)%

Operating Margins
NOI to real estate revenue, net	53.5%	54.9%		54.7%	53.5%	54.3%
Cash NOI to real estate revenue, net	49.6%	52.7%		50.2%	49.7%	51.7%

NOI before operating lease rent/real estate revenue, net	55.4%	56.8%		56.6%	55.4%	56.3%
Cash NOI before operating lease rent/real estate revenue, net	51.4%	54.5%		52.1%	51.6%	53.6%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	24	Third Quarter 2025

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2025	Current	Final		Principal
	Ownership	Outstanding			Principal	Maturity	Maturity		Due at
Fixed rate debt	Interest (%)	9/30/2025	Coupon (1)		Amortization	Date	Date (2)		Final Maturity
Secured fixed rate debt
185 Broadway / 7 Dey Street	100.0	$190,148	6.65%		$—	Nov-25	Nov-26		$190,148
10 East 53rd Street (swapped)	100.0	204,663	5.37%		—	May-26	May-28	(3)	204,663
100 Church Street (swapped)	100.0	365,000	5.89%		—	Dec-26	Jun-28		365,000
Landmark Square	100.0	100,000	4.90%		—	Jan-27	Jan-27		100,000
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27	Feb-27		450,000
315 W 33rd St (The Olivia) (4)	100.0	250,000	4.24%		—	Feb-27	Feb-27		250,000
500 Park Avenue (swapped)	100.0	80,000	6.57%		—	Jan-28	Jan-30		80,000
420 Lexington Avenue	100.0	264,055	8.24%		—	Oct-40	Oct-40		264,055
		$1,903,866	5.61%		$—				$1,903,866
Unsecured fixed rate debt
Term Loan B (swapped)		$100,000	4.56%		$—	Nov-25	Nov-26	(3)	$100,000
Unsecured notes		100,000	4.27%		—	Dec-25	Dec-25		100,000
Revolving credit facility (swapped)		350,000	5.12%	(5)	—	May-26	May-27	(3)	350,000
Term Loan A (swapped)		1,050,000	4.54%		—	May-27	May-27		1,050,000
Junior subordinated deferrable interest debentures (swapped)		100,000	5.27%		—	Jul-35	Jul-35		100,000
		$1,700,000	4.69%		$—				$1,700,000

Total Fixed Rate Debt		$3,603,866	5.17%		$—				$3,603,866
Floating rate debt
Secured floating rate debt
100 Park Avenue (SOFR + 241 bps)	99.8	$382,872	6.54%		$—	Dec-25	Dec-27	(3)	$382,872
		$382,872	6.54%		$—				$382,872

Unsecured floating rate debt
Revolving credit facility (SOFR + 148 bps)	100.0	$40,000	5.61%			May-26	May-27	(3)	$40,000
Debt fund subscription line (SOFR + 220 bps)	100.0	1,644	6.44%			Aug-27	Aug-28		1,644
		$41,644	5.64%		$—				$41,644

Total Floating Rate Debt		$424,516	6.45%		$—				$424,516

Consolidated Debt		$4,028,382	5.31%
Total Debt - Consolidated		$4,028,382	5.31%		$—				$4,028,382

Deferred financing costs		(13,632)
Total Debt - Consolidated, net		$4,014,750	5.31%

Total Debt - Unconsolidated JV, net		$5,753,383	4.61%

Debt including SLG share of JV Debt		$9,355,125	4.90%
Alternative Strategy Portfolio Debt including SLG share of JV Debt		$478,431	4.75%
Total Debt including SLG share of JV Debt		$9,833,556	4.90%

Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$9,651,340	4.79%

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 4.13%. Coupon for loans that are subject to alternative SOFR rates, SOFR floors, interest rate caps or interest rate swaps were determined using the alternative SOFR rates, SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) As-of-right extension.
(4) The Company has a preferred equity investment in this property. The debt is consolidated for accounting purposes.
(5) Represents a blended swapped rate inclusive of multiple swaps.

Supplemental Information	25	Third Quarter 2025

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding					2025 Principal	Current		Final		Principal Due at
	Ownership	9/30/2025				Amortization		Maturity		Maturity		Final Maturity
Fixed rate debt	Interest (%)	Gross Principal		SLG Share	Coupon (1)		(SLG Share)	Date		Date (2)		(SLG Share)
15 Beekman	20.0	$120,000		$24,000	5.99%		$—	Jan-26		Jan-28		$24,000
800 Third Avenue (swapped)	60.5	177,000		107,120	3.37%		—	Feb-26		Feb-26		107,120
1515 Broadway	56.9	724,550		412,044	3.93%		11,975	Mar-26		Mar-28		380,032
919 Third Avenue (swapped)	51.0	500,000		255,000	6.11%		—	Apr-26		Apr-28		255,000
450 Park Avenue (hedged)	25.1	289,256		72,603	6.57%	(3)	—	Jun-26		Jun-27		72,603
280 Park Avenue (swapped)	50.0	1,075,000		537,500	5.84%		—	Sep-26		Sep-28		537,500
245 Park Avenue	50.1	1,768,000		885,769	4.30%		—	Jun-27		Jun-27		885,769
One Madison Avenue (hedged)	25.5	1,134,263	(4)	289,237	7.29%	(3)	—	Nov-27		Nov-27		289,237
220 East 42nd	51.0	496,412		253,170	6.77%		—	Dec-27		Dec-27		253,170
11 Madison Avenue	60.0	1,400,000		840,000	5.59%	(5)	—	Oct-30		Oct-30		840,000
One Vanderbilt Avenue	55.0	3,000,000		1,650,300	2.95%		—	Jul-31		Jul-31		1,650,300
		$10,684,481		$5,326,743	4.60%	(6)	$11,975					$5,294,731
Alternative strategy portfolio
650 Fifth Avenue	50.0	$65,000		$32,500	5.45%		$—	Jan-26		Jul-26		$32,500
115 Spring Street	51.0	65,550		33,431	5.50%		—	Mar-26		Mar-26		33,431
Worldwide Plaza	25.1	1,200,000		300,600	3.98%		—	Nov-27		Nov-27		300,600
		$1,330,550		$366,531	4.25%	(6)	$—					$366,531

Total Fixed Rate Debt		$12,015,031		$5,693,274	4.58%	(6)	$11,975					$5,661,262
Floating rate debt
Alternative strategy portfolio
11 West 34th Street (LIBOR + 145 bps)	30.0	$23,000		$6,900	6.67%	(7)	—	Feb-23	(8)	Feb-23	(8)	$6,900
650 Fifth Avenue (SOFR + 225 bps)	50.0	210,000		105,000	6.38%		—	Jul-26		Jul-26		105,000
		$233,000		$111,900	6.40%	(6)	$—					$111,900

Total Floating Rate Debt		$233,000		$111,900	6.40%	(6)	$—					$111,900

Unconsolidated JV Debt		$10,684,481		$5,326,743	4.60%	(6)
Alternative Strategy Portfolio Debt		$1,563,550		$478,431	4.75%	(6)
Total Debt - Unconsolidated JV		$12,248,031		$5,805,174	4.61%	(6)	$11,975					$5,773,162
	Deferred financing costs	(102,961)		(51,791)
Total Debt - Unconsolidated JV, net		$12,145,070		$5,753,383	4.61%	(6)

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 4.13%. Coupon for loans that are subject to alternative SOFR rates, SOFR floors, interest rate caps or interest rate swaps were determined using the alternative SOFR rates, SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) Coupon reflects interest rate swaps executed at the corporate level for SLG’s share of the outstanding debt.
(4) Debt is hedged via a $448.8 million swap executed at the corporate level and a $685.5 million cap executed at the joint venture.
(5) Coupon reflects interest rate lock executed at the corporate level for SLG’s share of the outstanding debt.
(6) Calculated based on SL Green's share of the outstanding debt.
(7) The coupon rate is based on the last available LIBOR on June 30, 2023.
(8) The Company's joint venture partner is in discussions with the lender on resolution of the past maturity.

Supplemental Information	26	Third Quarter 2025

DEBT COMPOSITION AND CORPORATE DEBT COVENANTS Unaudited (Dollars in Thousands)

Composition of Debt

	Core Portfolio		Alternative Strategy Portfolio		Total
Fixed Rate Debt
Consolidated	$3,603,866		$—		$3,603,866
SLG Share of JV	5,326,743		366,531		5,693,274
Total Fixed Rate Debt	$8,930,609	95.5%	$366,531	76.6%	$9,297,140	94.5%

Floating Rate Debt
Consolidated	$424,516		$—		$424,516
SLG Share of JV	—		111,900		111,900
	424,516	4.5%	111,900	23.4%	536,416	5.5%
Debt & Preferred Equity and CMBS Investments	(131,653)	(1.4)%	—	—%	(131,653)	(1.3)%
Total Floating Rate Debt	$292,863	3.1%	$111,900	23.4%	$404,763	4.1%

Total Debt	$9,355,125		$478,431		$9,833,556

Revolving Credit Facility Covenants (1)
	Actual	Required
Total Debt / Total Assets	42.7%	Less than 60%
Consolidated Fixed Charge Coverage	1.98x	Greater than 1.40x
Maximum Secured Indebtedness	26.0%	Less than 50%
Maximum Unencumbered Leverage Ratio	35.0%	Less than 60%

Unsecured Notes Covenants (1)
	Actual	Required
Total Debt / Total Assets	37.4%	Less than 60%
Secured Debt / Total Assets	25.5%	Less than 40%
Debt Service Coverage	2.04x	Greater than 1.50x
Unencumbered Assets / Unsecured Debt	423.6%	Greater than 150%

(1) Covenants calculated pursuant to the terms of the underlying facility or notes.

Supplemental Information	27	Third Quarter 2025

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives
			Ownership	Notional Value	Fair Value
Secured Debt			Interest (%)	9/30/2025	9/30/2025		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
100 Church Street			100.0	$370,000	$(3,068)		Swap	3.89%	November 2022	June 2027

SLGOP – 450 Park Avenue			100.0	$68,678	(1,259)	(2)	Swap	4.47%	August 2024	June 2027

SLGOP – One Madison Avenue			100.0	$300,000	(6,974)	(2)	Swap	4.49%	November 2024	November 2027

500 Park Avenue			100.0	$80,000	(1,497)		Swap	4.17%	February 2025	February 2028

10 East 53rd Street			55.0	$204,663	(2,961)		Swap	3.92%	February 2025	May 2028

	Subtotal				$(15,759)

Unsecured Debt
Term Loan A			100.0	$150,000	$514		Swap	2.62%	December 2021	January 2026
Term Loan A			100.0	200,000	2,307		Swap	2.59%	February 2023	February 2027
Term Loan A			100.0	100,000	741		Swap	2.90%	February 2023	February 2027
Term Loan A			100.0	100,000	965		Swap	2.73%	February 2023	February 2027
Term Loan A			100.0	50,000	661		Swap	2.46%	February 2023	February 2027
Term Loan A			100.0	300,000	2,526		Swap	2.87%	July 2023	May 2027
Term Loan A			100.0	150,000	(288)		Swap	3.52%	January 2024	May 2027

Term Loan B & Revolving Credit Facility			100.0	$200,000	665		Swap	2.66%	December 2021	January 2026

Revolving Credit Facility			100.0	$125,000	(265)		Swap	3.67%	August 2024	December 2026
Revolving Credit Facility			100.0	125,000	(273)		Swap	3.67%	August 2024	December 2026

Junior subordinated deferrable interest debentures			100.0	$100,000	(940)		Swap	3.76%	January 2023	January 2028

Forward-starting Derivatives
SLGOP – 100 Church Street			100.0	$357,500	$585		Swap	2.98%	June 2027	June 2028

	Subtotal				$7,198

Unconsolidated JV Interest Rate Derivatives
		Notional Value		Fair Value
	Ownership	9/30/2025		9/30/2025
Secured Debt	Interest (%)	Gross	SLG Share	Gross	SLG Share		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
One Madison Avenue	25.5	$685,455	$174,791	$87	$22		Cap	4.00%	May 2025	November 2025

800 Third Avenue	60.5	$177,000	$107,120	$1,562	$945		Swap	1.55%	December 2022	February 2026

919 Third Avenue	51.0	$250,000	$127,500	$245	$125		Swap	3.61%	April 2023	February 2026
919 Third Avenue	51.0	250,000	127,500	245	125		Swap	3.61%	April 2023	February 2026

280 Park Avenue	50.0	$537,500	$268,750	$(11,681)	$(5,840)		Swap	4.07%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(5,579)	(2,790)		Swap	4.04%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(5,722)	(2,861)		Swap	4.06%	July 2024	September 2028

Subtotal				$(20,843)	$(10,274)

Total, SLG Share					$(18,835)

(1) Certain financings require the purchase of a cap at a specified strike rate.
(2) Quarterly changes in fair value recognized in the calculation of FFO.

Supplemental Information	28	Third Quarter 2025

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

		Scheduled Cash Payment (1)								Lease	Year of Final
Property		2025		2026		2027		2028		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas		$1,727		$6,909		$6,909		$6,909		$81,386	2043
SL Green Headquarters at One Vanderbilt		675	(4)	2,756	(4)	2,762	(4)	2,971	(4)	86,995	2048
SUMMIT One Vanderbilt		2,849	(4)	11,203	(4)	11,270	(4)	11,293	(4)	436,155	2070
420 Lexington Avenue		2,800		11,199		11,199		11,199		168,980	2080
711 Third Avenue		1,375	(5)	5,500	(5)	5,500	(5)	5,500	(5)	36,149 (5)	2083
Total		$9,426		$37,567		$37,640		$37,872		$809,665

Financing Leases
15 Beekman		$808		$3,276		$3,325		$3,375		$107,846	2119	(6)
Total		$808		$3,276		$3,325		$3,375		$107,846

	SLG	Scheduled Cash Payment (1)								Lease	Year of Final
Property	Interest (%)	2025		2026		2027		2028		Liabilities (2)	Expiration (3)

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (7)	66.7	$307		$1,227		$1,387		$1,387		$4,998	2029

Alternative strategy portfolio
650 Fifth Avenue (Floors 4-6)	50.0	$448		$1,802		$1,935		$1,935		$12,776	2053
650 Fifth Avenue (Floors b-3)	50.0	393		1,571		1,585		1,605		32,005	2062

Total		$1,148		$4,600		$4,907		$4,927		$49,779

Financing Leases
One Vanderbilt Avenue Garage	55.0	$41		$165		$167		$168		$2,683	2069
885 Third Avenue	34.1	204		817		817		817		15,800	2119
1560 Broadway Signage	50.0	206		825		825		825		11,663	2073

Alternative strategy portfolio
650 Fifth Avenue (Floors b-3)	50.0	$1,841		$7,364		$7,364		$7,464		$105,053	2062
2 Herald Square	95.0	3,683		14,978		15,353		—		399,436	2077	(6)

Total		$5,975		$24,149		$24,526		$9,274		$534,635

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of September 30, 2025.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 55.0% ownership interest in One Vanderbilt.
(5) Reflects scheduled cash payments net of the Company's 50.0% ownership of the fee interest in the property.
(6) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(7) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.

Supplemental Information	29	Third Quarter 2025

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

9/30/2024		$503,816	$500,825	7.35%	7.43%

Debt investment originations/fundings/accretion	(4)	7,556
Preferred Equity investment originations/accretion	(4)	2,246
Joint venture investment originations/accretion/amortization	(4)	4,765
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
12/31/2024		$518,383	$511,390	7.26%	7.30%

Debt investment originations/fundings/accretion	(4)	12,230
Preferred Equity investment originations/accretion	(4)	2,233
Joint venture investment originations/accretion/amortization	(4)	4,740
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
3/31/2025		$537,586	$533,664	7.35%	7.50%

Debt investment originations/fundings/accretion	(4)	1,010
Preferred Equity investment originations/accretion	(4)	—
Joint venture investment originations/accretion/amortization	(4)	4,872
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(3,214)
Reserves/Realized Losses		(14,831)
6/30/2025		$525,423	$531,634	6.83%	6.97%

Debt investment originations/fundings/accretion	(4)	682
Preferred Equity investment originations/accretion	(4)	—
Joint venture investment originations/accretion/amortization	(4)	3,538
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(254,508)
Reserves/Realized Losses		14,531
9/30/2025		$289,666	$411,959	8.02%	8.77%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	30	Third Quarter 2025

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value			Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total	Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Mezzanine Debt	$130,927	$40,486	$171,413	$713,528	$625	5.11%	5.13%

Preferred Equity	—	—	—	—	$—	6.50%	—%

Joint Venture Preferred Equity	—	118,253	118,253	211,206	$776	12.93%	14.07%

Balance as of 9/30/2025	$130,927	$158,739	$289,666		$687	8.02%	8.77%

	Debt and Preferred Equity Maturity Profile (4)
	2025	2026	2027	2028	2029 & Thereafter
Floating Rate	$62,801	$68,126	$—	$—	$—
Fixed Rate	—	118,253	20,486	—	20,000
Sub-total	$62,801	$186,379	$20,486	$—	$20,000

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) Reflects current maturity date, excluding available extension options.

Supplemental Information	31	Third Quarter 2025

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)		Property		Senior			Yield At End
Investment Type	9/30/2025		Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Preferred Equity (4)	$118,253	(4)	Office	Manhattan	$221,206	$776	Fixed	14.07%

Mezzanine Loan	68,125		Office	Manhattan	196,528	$811	Floating	10.55%

Mezzanine Loan	53,534		Office	Manhattan	283,000	$428	Floating	—%

Mezzanine Loan (5)	20,486	(5)	Office	Manhattan	95,000	$529	Fixed	(6)

Mezzanine Loan	20,000		Multi-Family Rental	Brooklyn	85,000	$696	Fixed	(6)

Mezzanine Loan	9,268		Office	Manhattan	54,000	$457	Floating	(7)

Total	$289,666

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Investment is included in the Investment in unconsolidated joint ventures line item in our consolidated balance sheet.
(5) Alternative Strategy Portfolio asset.
(6) Loan is on non-accrual as of September 30, 2025.
(7) Loan is in default as of as of September 30, 2025.

Supplemental Information	32	Third Quarter 2025

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	September 30, 2025		June 30, 2025		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)
CONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	100.0	Plaza District	Fee Interest	354,300	1.5	96.1	97.5	95.8	96.7	$33,861	$33,861	38
100 Church Street	100.0	Downtown	Fee Interest	1,047,500	4.5	93.1	93.1	93.1	93.1	47,342	47,342	18
100 Park Avenue	99.8	Grand Central South	Fee Interest	834,000	3.6	95.5	96.7	93.1	96.7	61,549	61,426	38
110 Greene Street	100.0	Soho	Fee Interest	223,600	1.0	90.2	94.2	91.0	95.2	18,736	18,736	53
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	2.6	98.3	98.7	98.3	98.7	48,725	48,725	24
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	0.9	91.9	91.9	91.9	91.9	18,066	18,066	6
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1,188,000	5.2	90.5	91.6	89.7	90.4	88,159	88,159	178
461 Fifth Avenue	100.0	Midtown	Fee Interest	200,000	0.9	81.7	90.2	94.7	97.9	14,468	14,468	18
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	921,000	3.9	77.8	79.7	72.8	79.1	48,089	48,089	37
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	4.0	77.2	77.2	77.2	77.2	47,446	47,446	11
711 Third Avenue	100.0 (4)	Grand Central North	Leasehold Interest (4)	524,000	2.2	70.8	72.6	70.8	70.8	25,755	25,755	17
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	3.0	84.8	89.6	83.5	90.9	42,744	42,744	45
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	218,796	0.9	78.3	81.2	76.5	79.5	11,063	11,063	14
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	4.5	88.4	91.6	79.7	89.0	78,628	78,628	19
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	2.4	75.5	80.1	78.0	78.0	34,246	34,246	43

Subtotal / Weighted Average				9,587,441	41.1%	86.3%	88.3%	84.9%	87.8%	$618,877	$618,754	559

"Non Same Store"
500 Park Avenue	100.0	Park Avenue	Fee Interest	201,411	0.8	90.7	90.7	90.7	90.7	$17,106	$17,106	12

Subtotal / Weighted Average				201,411	0.8%	90.7%	90.7%	90.7%	90.7%	$17,106	$17,106	12

Total / Weighted Average Consolidated Properties				9,788,852	41.9%	86.4%	88.3%	85.0%	87.8%	$635,983	$635,860	571

UNCONSOLIDATED PROPERTIES
"Same Store"
One Vanderbilt Avenue	55.0	Grand Central	Fee Interest	1,657,198	7.1	100.0	100.0	99.4	100.0	$290,625	$159,845	41
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	2,314,000	9.9	93.0	93.0	87.9	91.4	167,375	100,425	8
220 East 42nd Street	51.0	Grand Central	Fee Interest	1,135,000	4.9	93.1	94.1	92.0	94.1	72,166	36,804	34
280 Park Avenue	50.0	Park Avenue	Fee Interest	1,219,158	5.2	90.3	93.5	89.6	90.5	125,381	62,690	35
450 Park Avenue	25.1	Park Avenue	Fee Interest	337,000	1.4	96.8	100.0	95.6	98.8	41,379	10,386	26
800 Third Avenue	60.5	Grand Central North	Fee Interest	526,000	2.3	83.8	86.4	83.8	84.6	31,745	19,206	42
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	6.2	95.5	99.7	95.5	95.5	101,129	51,576	11
1515 Broadway	56.9	Times Square	Fee Interest	1,750,000	7.5	99.7	99.7	99.7	99.7	142,095	80,852	7
Added to Same Store in 2025
245 Park Avenue	50.1	Park Avenue	Fee Interest	1,782,793	7.6	91.5	92.2	87.3	92.2	172,128	86,236	14

Subtotal / Weighted Average				12,175,149	52.1%	94.4%	95.7%	92.5%	94.4%	$1,144,023	$608,020	218

"Non Same Store"
One Madison Avenue	25.5	Park Avenue South	Fee Interest	1,385,484	6.0	79.8	84.5	71.7	73.5	$129,960	$33,140	14

Subtotal / Weighted Average				1,385,484	6.0%	79.8%	84.5%	71.7%	73.5%	$129,960	$33,140	14

Total / Weighted Average Unconsolidated Properties				13,560,633	58.1%	92.9%	94.5%	90.4%	92.3%	$1,273,983	$641,160	232

Manhattan Operating Properties Grand Total / Weighted Average				23,349,485	100.0%	90.2%	91.9%	88.2%	90.4%	$1,909,966	$1,277,020	803
Manhattan Operating Properties Same Store Occupancy %				21,762,590	93.2%	90.9%	92.4%	89.2%	91.5%

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) The Company also owns 50% of the fee interest.

Supplemental Information	33	Third Quarter 2025

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total		September 30, 2025		June 30, 2025		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

RETAIL PROPERTIES
"Same Store" Retail

Added to Same Store in 2025
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	74.3		100.0	100.0	100.0	100.0	18,245	18,245	1

Subtotal/Weighted Average				22,648	74.3%		100.0%	100.0%	100.0%	100.0%	$18,245	$18,245	1

"Non Same Store" Retail
690 Madison Avenue	90.0	Plaza District	Fee Interest	7,848	25.7		100.0	100.0	100.0	100.0	$1,504	$1,353	1

Subtotal/Weighted Average				7,848	25.7%		100.0%	100.0%	100.0%	100.0%	$1,504	$1,353	1

Total / Weighted Average Retail Properties				30,496	100.0%		100.0%	100.0%	100.0%	100.0%	$19,749	$19,598	2

	Ownership				Total		September 30, 2025		June 30, 2025		Annualized Contractual Cash Rent		Average Monthly Rent Per Occupied Unit
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Units		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)	($'s)

RESIDENTIAL PROPERTIES

"Same Store" Residential
Added to Same Store in 2025
7 Dey Street	100.0	Lower Manhattan	Fee Interest	140,382	209		98.1	98.6	98.6	99.5	$12,412	$12,412	$5,045
15 Beekman Street	20.0	Downtown	Leasehold Interest	221,884	484	(4)	100.0	100.0	100.0	100.0	14,155	2,831	N/A

Subtotal/Weighted Average				362,266	693		99.4%	99.6%	99.6%	99.8%	$26,567	$15,243	$5,045

Total / Weighted Average Residential Properties				362,266	693		99.4%	99.6%	99.6%	99.8%	$26,567	$15,243	$5,045

	Ownership				% of Total		September 30, 2025		June 30, 2025		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

"Same Store" Suburban
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	862,800	100.0		68.1	68.7	70.8	71.4	$17,283	$17,283	85

Subtotal/Weighted Average				862,800	100.0%		68.1%	68.7%	70.8%	71.4%	$17,283	$17,283	85

Total / Weighted Average Suburban Properties				862,800	100.0%		68.1%	68.7%	70.8%	71.4%	$17,283	$17,283	85

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) Property occupied by Pace University and used as an academic center and dormitory space. 484 represents number of beds.

Supplemental Information	34	Third Quarter 2025

SELECTED PROPERTY DATA Development / Redevelopment & Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	September 30, 2025		June 30, 2025		Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Development / Redevelopment
19 East 65th Street	100.0	Plaza District	Fee Interest	14,639	1.7	—	—	—	—	$—	$—	$21,103	—
185 Broadway	100.0	Lower Manhattan	Fee Interest	50,206	5.9	34.5	34.5	34.5	34.5	3,506	3,506	47,179	4
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	92.4	4.9	4.9	4.9	4.9	4,040	4,040	334,609	17

Total / Weighted Average Development / Redevelopment Properties				844,845	100.0%	6.5%	6.5%	6.5%	6.5%	$7,546	$7,546	$402,891	21

	Ownership				% of Total	September 30, 2025		June 30, 2025		Annualized Contractual Cash Rent		Investment Carrying Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Alternative Strategy Portfolio
2 Herald Square	95.0	Herald Square	Leasehold Interest	369,000	14.6	34.5	34.5	34.5	34.5	$25,836	$24,545	$110,865	8
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150	0.7	100.0	100.0	100.0	100.0	3,680	1,104	—	1
115 Spring Street	51.0	Soho	Fee Interest	5,218	0.2	100.0	100.0	100.0	100.0	4,202	2,143	—	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	2.7	100.0	100.0	100.0	100.0	42,574	21,287	(89,866)	1
1552 Broadway / 1560 Broadway Signage	50.0	Times Square	Fee / Leasehold Interest	12,719	0.5	100.0	100.0	—	—	4,200	2,100	35,077	1
Worldwide Plaza	25.1	Westside	Fee Interest	2,048,725	81.3	61.7	61.9	63.3	63.3	76,209	19,090	20,828	55

Total / Weighted Average Alternative Strategy Portfolio Properties				2,522,026	100.0%	59.3%	59.5%	60.1%	60.1%	$156,701	$70,269	$76,904	67

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.

Supplemental Information	35	Third Quarter 2025

SELECTED PROPERTY DATA Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	September 30, 2025		June 30, 2025		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

HIGH STREET RETAIL - Consolidated Properties
690 Madison Avenue	90.0	Plaza District	Fee Interest	7,944	0.6	100.0	100.0	100.0	100.0	$1,504	$1,353	1
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	1.7	100.0	100.0	100.0	100.0	18,245	18,245	1

Subtotal / Weighted Average				30,592	2.3%	100.0%	100.0%	100.0%	100.0%	$19,749	$19,598	2

Total / Weighted Average High Street Retail				30,592	2.3%	100.0%	100.0%	100.0%	100.0%	$19,749	$19,598	2

OTHER RETAIL - Consolidated Properties
10 East 53rd Street	100.0	Plaza District	Fee Interest	38,657	3.0	100.0	100.0	100.0	100.0	$4,201	$4,201	3
100 Church Street	100.0	Downtown	Fee Interest	61,708	4.5	100.0	100.0	100.0	100.0	4,445	4,445	10
100 Park Avenue	99.8	Grand Central South	Fee Interest	40,022	3.1	97.1	97.1	97.1	97.1	3,296	3,289	7
110 Greene Street	100.0	Soho	Fee Interest	16,121	1.2	100.0	100.0	100.0	100.0	4,633	4,633	3
125 Park Avenue	100.0	Grand Central	Fee Interest	32,124	2.5	47.0	47.0	47.0	47.0	3,622	3,622	6
185 Broadway	100.0	Lower Manhattan	Fee Interest	16,413	1.3	100.0	100.0	100.0	100.0	3,506	3,506	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	25,330	1.9	100.0	100.0	100.0	100.0	3,847	3,847	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	54,026	4.1	100.0	100.0	100.0	100.0	5,381	5,382	6
461 Fifth Avenue	100.0	Midtown	Fee Interest	16,149	1.2	100.0	100.0	100.0	100.0	1,104	1,104	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	41,701	3.2	68.5	68.5	68.5	68.5	4,448	4,448	7
500 Park Avenue	100.0	Park Avenue	Fee Interest	11,976	0.9	100.0	100.0	100.0	100.0	1,257	1,257	3
555 West 57th Street	100.0	Midtown West	Fee Interest	53,186	4.1	100.0	100.0	100.0	100.0	3,174	3,174	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	25,639	2.0	83.5	83.5	83.5	83.5	2,365	2,365	2
750 Third Avenue (4)	100.0	Grand Central North	Fee Interest	24,827	1.9	47.5	47.5	47.5	47.5	1,964	1,964	4
810 Seventh Avenue	100.0	Times Square	Fee Interest	18,207	1.4	98.6	98.6	98.6	98.6	4,414	4,414	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	9,140	0.7	100.0	100.0	100.0	100.0	557	557	2
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	58,271	4.5	88.1	89.5	84.1	88.1	3,406	3,406	4
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	17,797	1.4	100.0	100.0	100.0	100.0	2,788	2,788	6

Subtotal / Weighted Average				561,294	42.9%	90.1%	90.2%	89.6%	90.1%	$58,408	$58,402	79

OTHER RETAIL - Unconsolidated Properties
One Madison Avenue	25.5	Park Avenue South	Fee Interest	109,893	8.4	98.2	100.0	85.9	100.0	$5,760	$1,469	7
One Vanderbilt Avenue	55.0	Grand Central	Fee Interest	34,885	2.7	100.0	100.0	100.0	100.0	5,937	3,265	7
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	38,800	3.0	95.7	95.7	95.7	95.7	3,878	2,327	3
220 East 42nd Street	51.0	Grand Central	Fee Interest	33,866	2.6	81.0	81.0	81.0	81.0	1,957	998	4
245 Park Avenue	50.1	Park Avenue	Fee Interest	32,905	2.5	53.8	88.2	53.8	88.2	1,155	578	2
280 Park Avenue	50.0	Park Avenue	Fee Interest	28,219	2.2	100.0	100.0	93.9	93.9	1,673	837	3
450 Park Avenue	25.1	Park Avenue	Fee Interest	6,317	0.5	100.0	100.0	100.0	100.0	1,845	463	1
800 Third Avenue	60.5	Grand Central North	Fee Interest	9,900	0.8	100.0	100.0	100.0	100.0	987	597	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	31,004	2.4	98.9	98.9	98.9	98.9	3,936	2,007	4
1515 Broadway	56.9	Times Square	Fee Interest	182,011	13.7	99.8	99.8	99.8	99.8	32,656	18,582	7

Subtotal / Weighted Average				507,800	38.8%	94.9%	97.5%	91.9%	97.2%	$59,784	$31,123	40

Total / Weighted Average Other Retail				1,069,094	81.7%	92.4%	93.7%	90.7%	93.4%	$118,192	$89,525	119

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) Redevelopment properties.

Supplemental Information	36	Third Quarter 2025

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership					% of Total	September 30, 2025		June 30, 2025		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)		Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

ALTERNATIVE STRATEGY PORTFOLIO - Unconsolidated Properties
2 Herald Square	95.0	Herald Square	Leasehold Interest	94,531		7.2	40.6	40.6	40.6	40.6	$14,935	$14,189	3
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150		1.3	100.0	100.0	100.0	100.0	3,680	1,104	1
115 Spring Street	51.0	Soho	Fee Interest	5,218		0.4	100.0	100.0	100.0	100.0	4,202	2,143	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214		5.3	100.0	100.0	100.0	100.0	42,574	21,287	1
1552 Broadway / 1560 Broadway Signage	50.0	Times Square	Fee / Leasehold Interest	12,719		1.0	100.0	100.0	—	—	4,200	2,100	1
Worldwide Plaza	25.1	Westside	Fee Interest	10,592	(4)	0.8	84.9	84.9	84.9	84.9	1,242	311	7

Subtotal / Weighted Average				209,424		16.0%	72.4%	72.4%	66.3%	66.3%	$70,833	$41,134	14

Total / Weighted Average Alternative Strategy Portfolio				209,424		16.0%	72.4%	72.4%	66.3%	66.3%	$70,833	$41,134	14

Retail Grand Total / Weighted Average				1,309,110		100.0%	89.3%	90.4%	87.0%	89.3%	$208,774	$150,257	135

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	37	Third Quarter 2025

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT (1) Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (2)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (3)	Annualized Contractual Rent PSF		Investment Grade Credit Rating (4)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,603,121	$109,413	$62,256	4.4%	$68.25
	555 West 57th Street	100.0	Apr 2029	186,266	10,998	10,998	0.8%	59.04
	1515 Broadway	56.9	Mar 2028	9,106	2,219	1,263	0.1%	243.73
				1,798,493	$122,630	$74,517	5.3%	$68.19		BBB-

UBS Americas, Inc.	11 Madison Avenue	60.0	May 2037	1,184,489	$80,929	$48,558	3.5%	$68.32		A+
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2040	926,156	$63,990	$32,635	2.3%	$69.09
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$53,094	$31,857	2.3%	$91.73		A

McDermott Will & Emery LLP	One Vanderbilt Avenue	55.0	Dec 2042	169,586	$31,538	$17,346	1.2%	$185.97
	919 Third Avenue	51.0	Jun 2036	281,651	20,945	10,682	0.8%	74.36
	420 Lexington Avenue	100.0	Oct 2026	10,043	641	641	—	63.82
				461,280	$53,124	$28,669	2.0%	$115.17

Societe Generale	245 Park Avenue	50.1	Oct 2032	520,831	$50,120	$25,110	1.8%	$96.23		A
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$22,925	$22,925	1.6%	$44.95		Aa2

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$21,822	$21,822	1.6%	$63.27
	420 Lexington Avenue	100.0	Jan 2027	7,537	454	454	—	60.20
				352,410	$22,276	$22,276	1.6%	$63.21	(5)	A1

TD Bank US Holding Company	One Vanderbilt Avenue	55.0	Jul 2041	193,159	$26,197	$14,408	1.0%	$135.62	(5)
	One Vanderbilt Avenue	55.0	Aug 2041	6,843	3,240	1,782	0.1%	473.51
	125 Park Avenue	100.0	Oct 2025	6,234	2,133	2,133	0.2%	342.11
	125 Park Avenue	100.0	Oct 2030	26,536	1,826	1,826	0.1%	68.81
	125 Park Avenue	100.0	Mar 2034	25,171	1,652	1,652	0.1%	65.64
				257,943	$35,048	$21,801	1.5%	$135.87		A+

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$42,574	$21,287	1.5%	$615.10		A+
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	219,886	$21,090	$21,090	1.5%	$95.91

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$14,219	$14,219	1.0%	$81.69
	11 Madison Avenue	60.0	Sep 2030	104,618	11,368	6,821	0.5%	$108.66
				278,687	$25,587	$21,040	1.5%	$91.81

Franklin Templeton Companies LLC	One Madison Avenue	25.5	May 2040	354,976	$48,970	$12,487	0.9%	$137.95
	280 Park Avenue	50.0	Nov 2031	128,993	13,714	6,857	0.5%	$106.31
				483,969	$62,684	$19,344	1.4%	$129.52		A

Carlyle Investment Management LLC	One Vanderbilt Avenue	55.0	Sep 2036	194,702	$34,744	$19,109	1.4%	$178.45	(5)	A-
Giorgio Armani Corporation	760 Madison Avenue	100.0	Oct 2038	22,648	$18,245	$18,245	1.3%	$805.58

Ares Management LLC	245 Park Avenue	50.1	Jun 2043	251,175	$29,840	$14,950	1.1%	$118.80
	245 Park Avenue	50.1	Dec 2028	36,316	3,741	1,874	0.1%	$103.00
				287,491	$33,581	$16,824	1.2%	$116.81		A-

Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$16,156	$16,156	1.1%	$96.64		AA-
PJT Partners Holdings LP	280 Park Avenue	50.0	Jun 2041	269,821	$32,002	$16,001	1.1%	$118.61

The Toronto Dominion Bank	One Vanderbilt Avenue	55.0	Apr 2042	142,892	$21,330	$11,732	0.8%	$149.28	(5)
	125 Park Avenue	100.0	Apr 2042	52,450	3,611	3,611	0.3%	$68.85
				195,342	$24,941	$15,343	1.1%	$127.68		A+

Alvarez & Marsal Holdings, LLC	100 Park Avenue	99.8	Jan 2042	221,332	$14,342	$14,313	1.0%	$64.80

Total				9,000,661	$830,082	$507,100	36.0%

(1) Based on commenced leases.
(2) Expiration of current lease term and does not reflect extension options.
(3) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, Development / Redevelopment and Alternative Strategy Portfolio properties.
(4) Corporate or bond rating from S&P, Fitch or Moody's.
(5) Tenant pays rent on a net basis. Rent PSF reflects gross rent equivalent.

Supplemental Information	38	Third Quarter 2025

COMMERCIAL MANHATTAN TENANT DIVERSIFICATION Unaudited

Supplemental Information	39	Third Quarter 2025

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s)(2)

Available Space at 6/30/25			2,777,676

Space which became available during the Quarter (3):
Office
	10 East 53rd Street	1	4,940	5,407	90.12
	100 Park Avenue	1	9,962	10,889	93.63
	110 Greene Street	2	5,105	5,114	93.34
	245 Park Avenue	1	38,297	38,358	130.00
	420 Lexington Avenue	8	13,431	18,545	69.34
	461 Fifth Avenue	3	26,961	28,571	94.19
	800 Third Avenue	1	1,392	1,397	61.20
	810 Seventh Avenue	3	23,736	28,745	65.74
	1350 Avenue of the Americas	4	23,787	24,345	86.31
	Total/Weighted Average	24	147,611	161,371	$93.10

Retail
	461 Fifth Avenue	1	1,850	1,751	188.46
	Total/Weighted Average	1	1,850	1,751	$188.46

Storage
	10 East 53rd Street	1	2,088	2,088	29.85
	420 Lexington Avenue	1	333	699	22.73
	810 Seventh Avenue	1	536	619	19.39
	Total/Weighted Average	3	2,955	3,408	$26.49

	Total Space which became available during the Quarter
	Office	24	147,611	161,371	$93.10
	Retail	1	1,850	1,751	$188.46
	Storage	3	2,955	3,408	$26.49
		28	152,416	166,530	$92.74

	Total Available Space		2,930,092

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	40	Third Quarter 2025

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF(2)	Prev. Escalated Rent/ Rentable SF(3)	TI / Rentable SF	Free Rent # of Months

Available Space				2,930,092

Office
	One Madison Avenue	1	11.3	92,663	92,663	$108.00	$—	$150.00	4.0
	One Vanderbilt Avenue	1	22.0	10,555	10,790	74.14	—	139.02	—
	10 East 53rd Street	1	11.0	8,129	8,925	90.00	109.15	107.00	12.5
	11 Madison Avenue	2	11.2	119,508	122,377	82.29	102.85	117.82	15.0
	100 Park Avenue	2	10.1	29,656	30,336	63.57	84.87	112.37	12.3
	110 Greene Street	1	7.6	3,374	3,364	90.00	—	85.42	9.0
	220 East 42nd Street	1	12.8	12,077	13,235	58.00	—	159.66	12.0
	245 Park Avenue	3	15.6	114,000	114,183	139.07	106.60	154.06	11.4
	280 Park Avenue	1	5.6	6,100	6,179	125.00	112.47	—	6.0
	420 Lexington Avenue	9	6.8	22,173	36,004	62.21	69.88	94.67	6.3
	450 Park Avenue	1	5.4	4,215	4,214	139.00	—	7.12	5.0
	485 Lexington Avenue	2	10.7	45,573	46,822	61.00	66.14	137.79	13.6
	800 Third Avenue	1	1.5	1,392	1,397	65.00	61.20	5.00	—
	810 Seventh Avenue	4	11.6	33,498	38,069	59.63	61.37	118.40	6.0
	885 Third Avenue	1	5.4	3,826	3,847	71.00	—	4.77	5.0
	1185 Avenue of the Americas	3	11.9	62,615	66,865	64.68	—	136.66	11.9
	1350 Avenue of the Americas	1	5.4	9,729	11,300	62.00	—	—	5.0
	Total/Weighted Average	35	11.7	579,083	610,570	$89.54	$92.34	$127.31	10.2

Retail
	One Madison Avenue	1	15.0	14,826	13,558	$81.13	$—	$25.82	12.0
	280 Park Avenue	1	10.8	1,724	2,178	95.41	—	114.79	10.0
	461 Fifth Avenue	1	15.5	2,566	2,618	114.59	126.05	—	7.0
	1185 Avenue of the Americas	1	10.6	2,466	2,370	263.71	307.06	122.36	7.0
	Total/Weighted Average	4	14.1	21,582	20,724	$107.74	$212.05	$42.95	10.6

Storage
	One Madison Avenue	1	11.3	4,239	4,118	$54.00	$—	$75.00	4.0
	220 East 42nd Street	1	3.4	337	299	30.00	—	—	—
	420 Lexington Avenue	1	4.0	932	1,229	22.50	—	4.56	—
	Total/Weighted Average	3	9.3	5,508	5,646	$45.87	$—	$55.70	2.9

Leased Space
	Office (4)	35	11.7	579,083	610,570	$89.54	$92.34	$127.31	10.2
	Retail	4	14.1	21,582	20,724	$107.74	$212.05	$42.95	10.6
	Storage	3	9.3	5,508	5,646	$45.87	$—	$55.70	2.9
	Total	42	11.8	606,173	636,940	$89.75	$94.99	$123.93	10.1

Total Available Space as of 9/30/25				2,323,919
Early Renewals
Office
	10 East 53rd Street	1	5.3	4,085	4,481	$100.00	$92.12	$—	4.0
	100 Park Avenue	2	3.2	4,973	5,364	95.81	95.33	—	2.2
	110 Greene Street	2	1.0	2,044	2,059	100.61	99.85	—	—
	245 Park Avenue	1	2.5	35,336	36,316	103.00	103.00	—	—
	280 Park Avenue	1	11.0	43,351	46,551	119.00	104.48	110.00	12.0
	420 Lexington Avenue	2	5.2	2,667	3,216	65.93	64.03	5.53	1.9
	450 Park Avenue	1	6.3	4,193	4,246	137.00	116.70	29.96	4.0
	555 West 57th Street	1	1.0	15,543	19,820	65.25	67.85	—	1.0
	711 Third Avenue	1	7.7	18,390	19,587	57.00	57.33	35.00	8.0
	800 Third Avenue	1	3.3	2,316	2,316	64.00	61.20	—	2.5
	810 Seventh Avenue	1	1.0	3,288	3,599	55.00	54.50	—	—
	1350 Avenue of the Americas	2	4.4	15,983	17,135	77.16	79.46	19.64	3.1
	Total/Weighted Average	16	5.7	152,169	164,690	$93.03	$88.67	$38.18	5.1

Renewals
	Early Renewals Office	16	5.7	152,169	164,690	$93.03	$88.67	$38.18	5.1
	Total	16	5.7	152,169	164,690	$93.03	$88.67	$38.18	5.1

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $97.21/rsf for 220,110 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $95.42/rsf for 384,800 rentable SF.

Supplemental Information	41	Third Quarter 2025

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
Wholly-Owned and Consolidated JV Properties
3rd Quarter 2025 (3)	10	18,816	18,816	0.2%	963,470	963,470	51.20
4th Quarter 2025	22	318,952	318,948	3.6%	30,317,344	30,316,989	95.05

Total 2025	32	337,768	337,764	3.8%	$31,280,814	$31,280,459	$92.61

2026	79	750,747	750,644	8.4%	$52,483,063	$52,475,039	$69.91
2027	82	776,181	776,018	8.7%	63,876,455	63,862,159	82.30
2028	75	696,676	696,642	7.8%	53,698,588	53,695,504	77.08
2029	62	743,839	743,828	8.4%	52,771,007	52,769,984	70.94
2030	60	932,630	932,488	10.5%	67,490,018	67,478,004	72.37
2031	36	364,733	364,563	4.1%	28,402,658	28,389,626	77.87
2032	30	810,254	810,232	9.1%	53,006,375	53,004,398	65.42
2033	24	435,083	434,989	4.9%	34,320,247	34,314,167	78.88
2034	32	1,290,180	1,290,180	14.5%	75,201,418	75,201,418	58.29
Thereafter	71	1,768,666	1,767,718	19.8%	123,452,432	123,389,219	69.80
Grand Total	583	8,906,757	8,905,066	100.0%	$635,983,075	$635,859,977	$71.40

Unconsolidated JV Properties
3rd Quarter 2025 (3)	2	11,815	3,418	0.1%	1,123,567	289,647	95.10
4th Quarter 2025	6	76,492	33,319	0.6%	6,853,602	2,807,736	89.60

Total 2025	8	88,307	36,737	0.7%	$7,977,169	$3,097,383	$90.33

2026	20	264,381	135,442	2.0%	$36,467,955	$18,749,190	$137.94
2027	17	187,353	84,176	1.5%	27,971,724	13,168,728	149.30
2028	26	306,943	154,387	2.4%	36,778,949	18,476,039	119.82
2029	18	147,920	75,539	1.2%	15,734,469	7,578,173	106.37
2030	16	334,361	190,370	2.6%	39,005,219	21,779,196	116.66
2031	19	2,766,261	1,547,535	21.7%	215,148,963	119,608,783	77.78
2032	15	996,918	507,279	7.8%	90,203,699	45,762,654	90.48
2033	11	224,560	117,154	1.8%	26,307,830	13,848,185	117.15
2034	8	325,606	161,426	2.5%	28,252,883	14,007,226	86.77
Thereafter	86	7,126,594	3,519,511	55.8%	750,134,312	365,084,002	105.26
Grand Total	244	12,769,204	6,529,556	100.0%	$1,273,983,172	$641,159,559	$99.77

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to September 30, 2025.

Supplemental Information	42	Third Quarter 2025

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2025 (3)	—	—	—	—%	$—	$—	$—
2026	—	—	—	—%	—	—	—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	—	—	—	—%	—	—	—
2030	—	—	—	—%	—	—	—
2031	—	—	—	—%	—	—	—
2032	—	—	—	—%	—	—	—
2033	1	7,944	7,150	26.0%	1,504,008	1,353,607	189.33
2034	—	—	—	—%	—	—	—
Thereafter	1	22,648	22,648	74.0%	18,244,712	18,244,712	805.58
	2	30,592	29,798	100.0%	$19,748,720	$19,598,319	$645.55
Vacancy (4)		—
Grand Total		30,592

Other Retail
2025 (3)	3	10,479	10,479	2.1%	$2,582,380	$2,582,380	$246.43
2026	4	10,104	10,104	1.9%	1,165,489	1,165,489	115.35
2027	6	37,990	37,967	7.4%	5,289,612	5,287,857	139.24
2028	7	29,800	29,772	5.8%	4,364,945	4,362,472	146.47
2029	4	27,702	27,702	5.4%	2,610,517	2,610,517	94.24
2030	5	44,135	44,135	8.6%	6,540,064	6,540,064	148.18
2031	4	16,050	16,033	3.1%	1,830,082	1,828,754	114.02
2032	9	77,963	77,963	15.2%	6,874,377	6,874,377	88.17
2033	6	61,578	61,578	12.0%	7,970,826	7,970,826	129.44
2034	9	30,912	30,912	6.0%	1,700,473	1,700,473	55.01
Thereafter	22	164,616	164,607	32.5%	17,479,348	17,478,313	106.18
	79	511,329	511,252	100.0%	$58,408,113	$58,401,522	$114.23
Vacancy (4)		55,191
Grand Total		566,520

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to September 30, 2025.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	43	Third Quarter 2025

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2025 (3)	—	—	—	—%	$—	$—	$—
2026	—	—	—	—%	—	—	—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	—	—	—	—%	—	—	—
2030	—	—	—	—%	—	—	—
2031	—	—	—	—%	—	—	—
2032	—	—	—	—%	—	—	—
2033	—	—	—	—%	—	—	—
2034	—	—	—	—%	—	—	—
Thereafter	—	—	—	—%	—	—	—
	—	—	—	—%	$—	$—	$—
Vacancy (4)		—
Grand Total		—

Other Retail
2025 (3)	—	—	—	—%	$—	$—	$—
2026	2	9,820	5,688	2.1%	9,309,945	5,312,491	948.06
2027	1	7,711	4,388	1.6%	10,957,561	6,234,852	1,421.03
2028	1	9,106	5,181	1.9%	2,219,369	1,262,821	243.73
2029	3	52,886	27,070	11.1%	5,516,923	2,531,958	104.32
2030	2	11,970	6,811	2.5%	7,119,628	4,051,069	594.79
2031	3	14,058	7,433	2.9%	2,393,631	1,293,141	170.27
2032	2	18,864	9,499	4.0%	1,359,810	686,176	72.08
2033	2	4,721	2,412	1.0%	589,969	301,198	124.97
2034	2	8,414	4,867	1.8%	687,664	403,314	81.73
Thereafter	22	339,544	156,488	71.1%	19,629,342	9,046,143	57.81
	40	477,094	229,837	100.0%	$59,783,842	$31,123,163	$125.31
Vacancy (4)		30,016
Grand Total		507,110

Alternative Strategy Portfolio
2025 (3)	1	1,277	320	0.9%	$108,000	$27,054	$84.57
2026	3	17,869	6,382	12.2%	7,956,860	3,265,722	445.29
2027	1	1,685	422	1.2%	457,341	114,564	271.42
2028	1	1,819	456	1.2%	214,774	53,801	118.07
2029	2	1,425	938	1.0%	632,536	524,663	443.88
2030	—	—	—	—%	—	—	—
2031	2	23,536	21,079	16.1%	7,547,569	7,034,814	320.68
2032	—	—	—	—%	—	—	—
2033	2	85,557	50,132	58.4%	49,631,447	27,991,771	580.10
2034	1	12,520	6,260	8.6%	4,200,000	2,100,000	335.46
Thereafter	1	647	162	0.4%	84,792	21,240	131.05
	14	146,335	86,151	100.0%	$70,833,319	$41,133,629	$484.05
Vacancy (4)		56,625
Grand Total		202,960

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to September 30, 2025.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	44	Third Quarter 2025

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2025
2001 - 2024 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	93.1
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	81.7
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	4.9
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	77.8
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	N/A
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	N/A
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	77.8
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	83.8
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	88.6
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	N/A
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	93.1
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	98.3
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	90.3
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	96.1
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	91.9
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	90.2
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	93.0
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	61.7
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	34.5
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	90.2
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	78.3
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	96.8
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	91.5
Dec-24	10 East 53rd Street	Plaza District	45.0	Fee Interest	354,300	236,000	97.6	96.1
					42,433,216	$26,494,062
2025 Acquisitions
Jan-25	500 Park Avenue	Park Avenue	100.0	Fee Interest	201,411	$130,000	94.5	90.7
					201,411	$130,000

Supplemental Information	45	Third Quarter 2025

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2024 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
Jun-23	245 Park Avenue	Park Avenue	49.9	Fee Interest	1,782,793	1,995,000	1,119
Nov-24	One Vanderbilt Avenue	Grand Central	11.0	Fee Interest	1,657,198	4,700,000	2,836
					31,352,356	$26,013,825	$830

Supplemental Information	46	Third Quarter 2025

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2025 Dispositions
Sep-25	One Vanderbilt Avenue	Grand Central	5.0	Fee Interest	1,657,198	$4,700,000	$2,836
					1,657,198	$4,700,000	$2,836

Supplemental Information	47	Third Quarter 2025

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2025
2005 - 2025 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	N/A
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	N/A	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	N/A	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	100.0
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	N/A
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	N/A
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	N/A	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	N/A
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	100.0
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	N/A
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	N/A	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,096,714	22.5	N/A
Sep-23	625 Madison Avenue	Land	Plaza District	90.4	Fee Interest	563,000	620,245	N/A	N/A
Jan-24	2 Herald Square	Redevelopment	Herald Square	44.0	Leasehold Interest	369,000	120,000	43.9	34.5
Mar-24	719 Seventh Avenue	Retail	Times Square	25.0	Fee Interest	10,040	76,500	0.0	N/A
						15,815,924	$9,475,514

Supplemental Information	48	Third Quarter 2025

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment, Land and Alternative Strategy Portfolio Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2024 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
Feb-23	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	14,000	1,963
Dec-23	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	13,069	40,575	3,105
Jan-24	717 Fifth Avenue	Retail	Midtown / Plaza District	10.9	Fee Interest	119,550	963,000	8,055
May-24	625 Madison Avenue	Redevelopment	Plaza District	90.4	Fee Interest	563,000	634,600	1,127
Jun-24	719 Seventh Avenue	Retail	Times Square	100.0	Fee Interest	10,040	30,500	3,038
Oct-24	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,165,586	1,033
						13,959,221	$12,714,984	$911
2025 Dispositions
Apr-25	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	$46,800	$3,615
						12,946	$46,800	$3,615

Supplemental Information	49	Third Quarter 2025

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2025
2007 - 2025 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	68.1
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plaza	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2025 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,099		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
Jul-24	Palisades Premier Conference Center	Orangetown, New York	100.0	Fee Interest	450,000	26,250		58
					7,883,341	$1,812,383		$230

Supplemental Information	50	Third Quarter 2025

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second generation tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Supplemental Information	51	Third Quarter 2025

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds From Operations (FFO) Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024

Net income (loss) attributable to SL Green common stockholders	$24,874	$(13,279)	$(7,293)	$(2,298)
Add:
Depreciation and amortization	63,216	53,176	187,874	154,007
Joint venture depreciation and noncontrolling interest adjustments	124,984	71,539	246,348	218,035
Net income (loss) attributable to noncontrolling interests	4,395	(1,899)	(3,582)	(4,316)
Less:
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	86,872	371	84,926	19,006
Purchase price and other fair value adjustments	9,652	21,937	(5,291)	(33,765)
(Loss) gain on sale of real estate, net	(1,068)	7,471	(1,717)	4,730
Depreciable real estate reserves	—	—	(8,546)	(65,839)
Depreciable real estate reserves in unconsolidated joint venture	—	—	(1,780)	—
Depreciation on non-rental real estate assets	1,628	1,204	4,312	3,357
FFO attributable to SL Green common stockholders and unit holders	$120,385	$78,554	$351,443	$437,939

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024

Net Income (loss)	$35,161	$(6,817)	$(21,545)	$19,138	$(9,264)
Depreciable real estate reserves	—	—	8,546	38,232	—
Depreciable real estate reserves in unconsolidated joint venture	—	—	1,780	263,190	—
Loss (gain) on sale of real estate, net	1,068	167	482	1,705	(7,471)
Purchase price and other fair value adjustments	(11,138)	9,617	9,611	(125,287)	(12,906)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(86,872)	1,946	—	(189,138)	(371)
Gain on sale of marketable securities	—	(10,232)	—	—	—
Depreciation and amortization	63,216	60,160	64,498	53,436	53,176
Income taxes	137	1,296	653	2,324	1,406
SUMMIT Operator tax expense (benefit)	1,279	1,547	(45)	1,949	(1,779)
Amortization of deferred financing costs	1,724	1,742	1,687	1,734	1,669
Interest expense, net of interest income	47,235	45,318	45,681	38,153	42,091
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	200,085	151,642	117,164	140,733	143,797
EBITDAre	$251,895	$256,386	$228,512	$246,169	$210,348

Supplemental Information	52	Third Quarter 2025

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	Three Months Ended		Nine Months Ended
Operating income and Same-store NOI Reconciliation	September 30,		September 30,
	2025	2024	2025	2024

Net income (loss)	$35,161	$(9,264)	$6,799	$11,084

Depreciable real estate reserves	—	—	8,546	65,839
Depreciable real estate reserves in unconsolidated joint venture	—	—	1,780	—
Loss (gain) on sale of real estate, net	1,068	(7,471)	1,717	(4,730)
Purchase price and other fair value adjustments	(11,138)	(12,906)	8,090	36,321
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	(86,872)	(371)	(84,926)	(19,006)
Gain on sale of marketable securities	—	—	(10,232)	—
Depreciation and amortization	63,216	53,176	187,874	154,007
SUMMIT Operator tax expense (benefit)	1,279	(1,779)	2,781	(1,219)
Amortization of deferred financing costs	1,724	1,669	5,153	4,885
Interest expense, net of interest income	47,235	42,091	138,234	109,067
Interest expense on senior obligations of consolidated securitization vehicles	10,838	3,330	45,827	3,330
Operating Income	62,511	68,475	311,643	359,578

Equity in net loss (income) from unconsolidated joint ventures	9,287	15,428	29,112	(100,057)
Income from debt fund investments, net	(1,176)	—	(1,776)	—
Marketing, general and administrative expense	23,701	21,015	67,004	62,360
Transaction related costs	13,129	171	13,601	263
Loan loss and other investment reserves, net of recoveries	—	—	(71,326)	—
SUMMIT Operator expenses	35,959	37,901	82,570	82,947
Gain on early extinguishment of debt	—	—	—	(17,777)
Investment income	(4,356)	(5,344)	(26,809)	(18,938)
Interest income from real estate loans held by consolidated securitization vehicles	(10,838)	(4,771)	(47,868)	(4,771)
SUMMIT Operator revenue	(32,883)	(36,437)	(86,424)	(94,643)
Non-building revenue	(20,271)	(17,414)	(40,406)	(48,177)
Net operating income (NOI)	75,063	79,024	229,321	220,785

Equity in net (loss) income from unconsolidated joint ventures	(9,287)	(15,428)	(29,112)	100,057
SLG share of unconsolidated JV depreciation and amortization	66,616	67,954	194,844	208,052
SLG share of unconsolidated JV amortization of deferred financing costs	3,558	2,413	9,856	7,875
SLG share of unconsolidated JV interest expense, net of interest income	67,628	67,670	194,883	209,753
SLG share of unconsolidated JV transaction related costs	395	—	395	—
SLG share of unconsolidated JV gain on early extinguishment of debt	(57,187)	—	(57,187)	(172,369)
SLG share of unconsolidated JV investment income	(3,963)	(4,745)	(13,940)	(6,465)
SLG share of unconsolidated JV loan loss and other investment reserves, net of recoveries	—	—	14,531	—
SLG share of unconsolidated JV non-building revenue	(1,645)	(776)	(5,219)	(2,899)
NOI including SLG share of unconsolidated JVs	141,178	196,112	538,372	564,789

NOI from other properties/affiliates	36,137	(17,073)	(18,594)	(53,340)
Same-Store NOI	177,315	179,039	519,778	511,449

Straight-line and free rent	(778)	150	(1,216)	(1,058)
Amortization of acquired above and below-market leases, net	1,508	834	4,477	1,748
Operating lease straight-line adjustment	204	204	611	611
SLG share of unconsolidated JV straight-line and free rent	(7,187)	(3,085)	(21,081)	(8,001)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(6,595)	(5,440)	(19,505)	(18,012)
SLG share of unconsolidated JV operating lease straight-line adjustment	—	—	—	—
Same-store cash NOI	$164,467	$171,702	$483,064	$486,737

Lease termination income	(274)	(1,369)	(5,024)	(3,831)
SLG share of unconsolidated JV lease termination income	(3,199)	87	(5,426)	(2,630)
Same-store cash NOI excluding lease termination income	$160,994	$170,420	$472,614	$480,276

Supplemental Information	53	Third Quarter 2025

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Jana Galan	(646) 855-5042	jana.galan@bofa.com
Barclays	Brendan Lynch	(212) 526-9428	brendan.lynch@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	JohnP.Kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Seth Bergey	(212) 816-2066	seth.bergey@citi.com
Deutsche Bank	Omotayo Okusanya	(212) 250-9284	omotayo.okusanya@db.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Joe Dickstein	(212) 778-8771	jdickstein1@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alexander.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	54	Third Quarter 2025

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman, Chief Executive Officer and	Executive Vice President, General
Interim President	Counsel - Real Property

Matthew J. DiLiberto	Maggie Hui
Chief Financial Officer	Chief Accounting Officer

Andrew S. Levine	Harrison Sitomer
Chief Legal Officer - General Counsel, EVP	Chief Investment Officer

Steven M. Durels	Robert Schiffer
Executive Vice President, Director of	Executive Vice President, Development
Leasing and Real Property
Brett Herschenfeld
Edward V. Piccinich	Executive Vice President, Retail and Opportunistic
Chief Operating Officer	Investment

Supplemental Information	55	Third Quarter 2025